Exhibit 10.1
EXECUTION VERSION
FIRST AMENDMENT dated as of March 6, 2023 (this “Amendment”), among SKYWORKS SOLUTIONS, INC., a Delaware corporation (the “Company”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WHEREAS, reference is made to the Term Credit Agreement dated as of May 21, 2021 (the “Existing Credit Agreement”), among the Company, the Lenders party thereto (the “Existing Lenders”) and JPMorgan Chase Bank, N.A., as the administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Administrative Agent, the Company and the Lenders have agreed to make certain amendments to the Existing Credit Agreement as set forth herein (the Existing Credit Agreement, as so amended, being referred to as the “Amended Credit Agreement”; the Existing Credit Agreement and the Amended Credit Agreement are sometimes referred to as the “Credit Agreement”).
WHEREAS, capitalized terms used and not defined herein shall have such meanings ascribed thereto in the Existing Credit Agreement or the Amended Credit Agreement, as the context implies.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.Amendments to Existing Credit Agreement. (a) Effective on the Term SOFR Switch Effective Date (as defined below):
(i) the Existing Credit Agreement (excluding, except as set forth below, the Schedules and Exhibits thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in the blackline changed pages attached as Annex I hereto; and
(ii) Exhibit B (Form of Borrowing Request) and Exhibit D (Form of Interest Election Request) to the Existing Credit Agreement are hereby amended and restated in their entirety to be in the form set forth as Exhibit B or Exhibit D, as applicable, hereto.
For purposes hereof, the term “Term SOFR Switch Effective Date” means the earlier of (i) June 30, 2023, (ii) the occurrence, with respect to the LIBO Rate, of the Benchmark Replacement Date (as defined in the Existing Credit Agreement) under clause (a) or (b) of the definition of such term and (iii) the date, after the First Amendment Effective Date (as defined below), that shall have been selected by the Company and the Administrative Agent and notified in writing to the Lenders. The Administrative Agent shall give notice to the Company and the Lenders of the occurrence of the Term SOFR Switch Effective Date, and such notice shall be binding on the Company and the Lenders.

(b)    Notwithstanding the foregoing or anything else to the contrary set forth herein or in the Amended Credit Agreement, until the expiration of the Interest Period (as defined in the Existing Credit Agreement) applicable thereto on the Term SOFR Switch Effective Date, each Eurocurrency Loan (each, an “Existing LIBOR Loan”) outstanding on the Term SOFR Switch Effective Date shall, until the expiration of the Interest Period applicable to such Existing LIBOR Loan on the Term SOFR Switch Effective Date, remain outstanding as such and accrue interest, which shall be due and payable, in each case in accordance with the LIBOR-related provisions and all other provisions of the Existing Credit Agreement applicable to such Existing LIBOR Loan (without giving effect to any of the amendments contemplated in the Amended Credit Agreement). If still outstanding on the date of the expiration of such Interest Period, such Existing LIBOR Loans may be converted into a Term SOFR Loan on the last day of such Interest Period in accordance with the provisions of the Amended Credit Agreement as if such Existing LIBOR Loan was a Term SOFR Loan (and, failing such conversion in accordance with the provisions of the Amended Credit Agreement, shall convert on such day into an ABR Loan), it being understood and agreed that, from and after the Term SOFR Switch Effective Date, (i) the Company shall not be permitted to request any Lender to fund, and no Lender shall fund, any Eurocurrency Loan and (ii) no Existing LIBOR Loan may be continued as a Eurocurrency Loan.

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SECTION 2.Representations and Warranties. The Company represents and warrants to each other party hereto that this Amendment (a) has been duly authorized by all necessary corporate or other organizational and, if required, shareholder action of the Company, (b) has been duly executed and delivered by the Company and (c) constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 3.Conditions to Effectiveness. This Amendment shall become effective on the first date (the “First Amendment Effective Date”) on which each of the following conditions is satisfied:
(a)Amendment. The Administrative Agent shall have executed this Amendment, and the Administrative Agent (or its counsel) shall have received from the Company and each Lender a counterpart of this Amendment signed on behalf of such Person (which, subject to Section 9.06(b) of the Existing Credit Agreement, may include any Electronic Signatures transmitted by email as a “.pdf” or “.tif” attachment that reproduces an image of an actual executed signature page).
(b)Expenses. The Administrative Agent shall have received reimbursement of all reasonable out-of-pocket expenses (including reasonable legal fees and expenses) required to be reimbursed by the Company pursuant to the Existing Credit Agreement, solely to the extent invoiced at least two Business Days prior to the First Amendment Effective Date.
SECTION 4.Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

(c)    This Amendment shall be deemed to be a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall refer to the Amended Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement” shall refer to the Amended Credit Agreement.

SECTION 5.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by fax or by email as a “.pdf” or “.tif” attachment that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6.Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
SECTION 7.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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SECTION 8.Incorporation by Reference. The provisions of Sections 9.06, 9.07, 9.09(b), 9.09(c), 9.09(d) and 9.10 of the Amended Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
[Signature Pages Follow]
3
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
SKYWORKS SOLUTIONS, INC.

By:        /s/ Kris Sennesael
    Name: Kris Sennesael
    Title: Chief Financial Officer

    [Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

JP MORGAN CHASE BANK, N.A., as a
Lender and Administrative Agent

By:        /s/ Zachary Quan
    Name:    Zachary Quan
    Title:    Vice President

    [Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
BANK OF AMERICA, N.A.

    By:        /s/ Duke Banson
        Name:    Duke Banson
        Title:    Vice President

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Name of Lender:    BNP PARIBAS

    By:        /s/ Eve Ravelojaona
        Name:    Eve Ravelojaona
        Title:    Director
For any Lender requiring a second signature block:

    By:        /s/ Barbara Nash
        Name:    Barbara Nash
        Title:    Managing Director

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Name of Lender:    CITIBANK, N.A.

    By:        /s/ Stella Zhang
        Name:    Stella Zhang
        Title:    Vice President
For any Lender requiring a second signature block:

    By:
        Name:
        Title:

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Name of Lender:    Goldman Sachs Bank USA

    By:        /s/ Keshia Leday
        Name: Keshia Leday
        Title: Authorized Signatory

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Name of Lender:    MUFG Bank, Ltd.

    By:        /s/ Lillian Kim
        Name:    Lillian Kim
        Title:    Director
For any Lender requiring a second signature block:

    By:
        Name:
        Title:

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Name of Lender:    Truist Bank

    By:        /s/ Jim C. Wright
        Name:    Jim C. Wright
        Title:    Vice President

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Wells Fargo Bank, N.A.:

    By:        /s/ Spencer Ferry
        Name:    Spencer Ferry
        Title:    Director

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Name of Lender:    BARCLAYS BANK PLC

    By:        /s/ Warren Veech III
        Name:    Warren Veech III
        Title:    Vice President

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Name of Lender:    MIZUHO BANK, LTD.

    By:        /s/ Tracy Rahn
        Name:    Tracy Rahn
        Title:    Executive Director
For any Lender requiring a second signature block:

    By:
        Name:
        Title:

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Bank of China, Los Angeles Branch:

    By:        /s/ Jason Fu
        Name:    Jason Fu
        Title:    Senior Vice President

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
DBS BANK LTD.

By:        /s/ Josephine Lim
    Name:    Josephine Lim
    Title:    Senior Vice President

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Name of Lender: Fifth Third Bank, National Association

    By:        /s/ Nick Meece
        Name:    Nick Meece
        Title:    Associate

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Name of Lender:    HSBC Bank USA, National Association

    By:        /s/ John Houck
        Name:    John Houck, #23478
        Title:    Associate Relationship Manager
For any Lender requiring a second signature block:

    By:
        Name:
        Title:

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Name of Lender:    Oversea-Chinese Banking Corporation
        Limited, Los Angeles Agency

    By:        /s/ Charles Ory
        Name:    Charles Ory
        Title:    General Manager
For any Lender requiring a second signature block:

    By:
        Name:
        Title:

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

LENDER SIGNATURE PAGE TO
THE FIRST AMENDMENT TO
THE TERM CREDIT AGREEMENT OF
SKYWORKS SOLUTIONS, INC.
Name of Lender:    U.S. BANK NATIONAL ASSOCIATION

    By:        /s/ Brian Seipke
        Name:    BRIAN SEIPKE
        Title:    SENIOR VICE PRESIDENT

[Signature Page to First Amendment to Term Credit Agreement of Skyworks Solutions, Inc.]

~~EXECUTION VERSION~~ANNEX I

TERM CREDIT AGREEMENT
dated as of
May 21, 2021,
among
SKYWORKS SOLUTIONS, INC.,
the LENDERS party hereto
and
JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent
___________________________
JPMORGAN CHASE BANK, N.A.
BOFA SECURITIES, INC.,
BNP PARIBAS SECURITIES CORP.,
CITIBANK, N.A.,
GOLDMAN SACHS BANK USA,
MUFG BANK, LTD.,
TRUIST SECURITIES, INC.
and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners
___________________________
BANK OF AMERICA, N.A.,
BNP PARIBAS,
CITIBANK, N.A.,
GOLDMAN SACHS BANK USA,
MUFG BANK, LTD.,
TRUIST BANK
and
WELLS FARGO BANK, N.A,
as Syndication Agents
___________________________
BARCLAYS BANK PLC
and
MUFG BANK, LTD.,
as Documentation Agents

[CS&M C/M 6702-350]
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TABLE OF CONTENTS
Page
ARTICLE I

Definitions
SECTION 1.01. Defined Terms    1
SECTION 1.02. Classification of Loans and Borrowings    ~~34~~33
SECTION 1.03. Terms Generally    ~~34~~33
SECTION 1.04. Accounting Terms; GAAP; Pro Forma Calculations    ~~35~~34
SECTION 1.05. Interest Rates; ~~LIBOR~~Benchmark Notification    ~~36~~35
SECTION 1.06. Divisions    ~~37~~35
SECTION 1.07. Blocking Regulation    ~~37~~36
SECTION 1.08. Effectuation of Transactions    ~~37~~36
SECTION 1.09. Most Favored Nation Provision    ~~37~~36

ARTICLE II

The Credits
SECTION 2.01. Commitments    ~~38~~37
SECTION 2.02. Loans and Borrowings    ~~38~~37
SECTION 2.03. Requests for Borrowings    ~~39~~38
SECTION 2.04. Funding of Borrowings    ~~40~~38
SECTION 2.05. Interest Elections    ~~40~~39
SECTION 2.06. Termination of Commitments    ~~42~~40
SECTION 2.07. Repayment of Loans; Evidence of Debt    ~~42~~41
SECTION 2.08. Prepayment of Loans    ~~43~~41
SECTION 2.09. Fees    ~~43~~42
SECTION 2.10. Interest    ~~44~~42
SECTION 2.11. Alternate Rate of Interest    ~~44~~43
SECTION 2.12. Increased Costs; Illegality    ~~47~~46
SECTION 2.13. Break Funding Payments    ~~49~~48
SECTION 2.14. Taxes    49
SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Setoffs    ~~54~~53
SECTION 2.16. Mitigation Obligations; Replacement of Lenders    ~~55~~54
SECTION 2.17. Defaulting Lenders    ~~56~~55

ARTICLE III

Representations and Warranties
SECTION 3.01. Organization; Powers    ~~58~~57
SECTION 3.02. Authorization; Enforceability    ~~58~~57
SECTION 3.03. Governmental Approvals; Absence of Conflicts    ~~58~~57
SECTION 3.04. Financial Condition; No Material Adverse Change    ~~58~~57
SECTION 3.05. Litigation and Environmental Matters    ~~59~~58
SECTION 3.06. Compliance with Laws    ~~59~~58
SECTION 3.07. Anti-Corruption Laws and Sanctions    ~~59~~58
SECTION 3.08. Investment Company Status    ~~60~~59
SECTION 3.09. ERISA    ~~60~~59
SECTION 3.10. Taxes    ~~60~~59
SECTION 3.11. Solvency    ~~60~~59
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SECTION 3.12. Disclosure    ~~61~~60
SECTION 3.13. Federal Reserve Regulations    ~~61~~60
SECTION 3.14. Use of Proceeds    ~~61~~60
SECTION 3.15. Affected Financial Institutions    ~~61~~60

ARTICLE IV

Conditions Precedent
SECTION 4.01. Conditions to Effective Date    ~~62~~61
SECTION 4.02. Conditions to Funding Date    ~~63~~62

ARTICLE V

Affirmative Covenants
SECTION 5.01. Financial Statements and Other Information    ~~65~~64
SECTION 5.02. Notices of Material Events    ~~66~~65
SECTION 5.03. Existence; Conduct of Business    ~~67~~66
SECTION 5.04. Payment of Taxes    ~~67~~66
SECTION 5.05. Maintenance of Properties and Rights    ~~67~~66
SECTION 5.06. Insurance    ~~67~~66
SECTION 5.07. Books and Records; Inspection and Audit Rights    ~~67~~66
SECTION 5.08. Compliance with Laws    ~~68~~67
SECTION 5.09. Use of Proceeds    ~~68~~67

ARTICLE VI

Negative Covenants
SECTION 6.01. Subsidiary Indebtedness    ~~69~~68
SECTION 6.02. Liens    ~~71~~70
SECTION 6.03. Sale/Leaseback Transactions    ~~74~~73
SECTION 6.04. Fundamental Changes    ~~74~~73
SECTION 6.05. Restrictive Agreements    ~~75~~74
SECTION 6.06. Leverage Ratio    ~~76~~75
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ARTICLE VII

Events of Default
ARTICLE VIII

Agency
SECTION 8.01. Authorization and Action    ~~79~~78
SECTION 8.02. Administrative Agent’s Reliance, Limitation of Liability, Etc    ~~82~~81
SECTION 8.03. Posting of Communications    ~~83~~82
SECTION 8.04. The Administrative Agent Individually    ~~85~~84
SECTION 8.05. Successor Administrative Agent    ~~85~~84
SECTION 8.06. Acknowledgments of Lenders    ~~86~~85
SECTION 8.07. Certain ERISA Matters    ~~88~~87
SECTION 8.08. Miscellaneous    ~~89~~88

ARTICLE IX

Miscellaneous
SECTION 9.01. Notices    ~~90~~89
SECTION 9.02. Waivers; Amendments    ~~91~~90
SECTION 9.03. Expenses; Indemnity; Limitation on Liability    ~~93~~92
SECTION 9.04. Successors and Assigns    ~~96~~95
SECTION 9.05. Survival    ~~100~~99
SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution    ~~100~~99
SECTION 9.07. Severability    ~~102~~101
SECTION 9.08. Right of Setoff    ~~102~~101
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process    ~~102~~101
SECTION 9.10. WAIVER OF JURY TRIAL    ~~103~~102
SECTION 9.11. Headings    ~~104~~103
SECTION 9.12. Confidentiality    ~~104~~103
SECTION 9.13. Interest Rate Limitation    ~~105~~104
SECTION 9.14. USA PATRIOT Act Notice and the Beneficial Ownership Regulation    ~~105~~104
SECTION 9.15. No Fiduciary Relationship    ~~105~~104
SECTION 9.16. Non-Public Information    ~~106~~105
SECTION 9.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions    ~~107~~106

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SCHEDULES:
Schedule 2.01    —    Commitments
Schedule 6.01    —    Existing Indebtedness
Schedule 6.02    —    Existing Liens
Schedule 6.05    —    Existing Restrictive Agreements

EXHIBITS:
Exhibit A     —    Form of Assignment and Assumption
Exhibit B     —    Form of Borrowing Request
Exhibit C    —    Form of Compliance Certificate
Exhibit D     —    Form of Interest Election Request
Exhibit E     —    Form of Solvency Certificate
Exhibit F-1    —    Form of U.S. Tax Compliance Certificate for Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit F-2    —    Form of U.S. Tax Compliance Certificate for Foreign Lenders that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit F-3    —    Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit F-4    —    Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes

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TERM CREDIT AGREEMENT dated as of May 21, 2021, among SKYWORKS SOLUTIONS, INC., a Delaware corporation, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as the Administrative Agent.
The parties hereto agree as follows:
ARTICLE I

Definitions
SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate.
“Acquisition” means any transaction, or series of related transactions, resulting, directly or indirectly, in the acquisition of (a) the Equity Interests in a Person if, as a result of such acquisition, such Person shall become a Subsidiary of the Company (or shall be merged or consolidated with or into the Company or any Subsidiary) or (b) all or substantially all the assets of any Person (or of any business unit, division, product line or line of business of any Person).
“Acquisition Indebtedness” means any Indebtedness of the Company or any Subsidiary that has been incurred for the purpose of financing, in whole or in part, a Material Acquisition (including the IAB Acquisition) and any related transactions (including for the purpose of refinancing or replacing all or a portion of any related bridge facilities or any pre-existing Indebtedness of the Persons or assets to be acquired); provided that either (a) the release of the proceeds thereof to the Company and the Subsidiaries is contingent upon the substantially simultaneous consummation of such Material Acquisition (and, if the definitive agreement for such Material Acquisition is terminated prior to the consummation of such Material Acquisition, or if such Material Acquisition is otherwise not consummated by the date specified in the definitive documentation evidencing, governing the rights of the holders of or otherwise relating to such Indebtedness, then, in each case, such proceeds are, and pursuant to the terms of such definitive documentation are required to be, promptly applied to satisfy and discharge all obligations of the Company and the Subsidiaries in respect of such Indebtedness) or (b) such Indebtedness contains a “special mandatory redemption” provision (or a similar provision) if such Material Acquisition is not consummated by the date specified in the definitive documentation evidencing, governing the rights of the holders of or otherwise relating to such Indebtedness (and, if the definitive agreement for such Material Acquisition is terminated prior to the consummation of such Material Acquisition or such Material Acquisition is otherwise not consummated by the date so specified, such Indebtedness is, and pursuant to such “special mandatory redemption” (or similar) provision is required to be, redeemed or otherwise satisfied and discharged within 90 days of such termination or such specified date, as the case may be).
“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than zero, such rate shall be deemed to be equal to zero for the purposes of this Agreement.
“Adjusted ~~LIBO Rate~~Term SOFR” means, ~~with respect to any Eurocurrency Borrowing~~ for any Interest Period, an interest rate per annum equal to (a) the ~~LIBO Rate~~Term SOFR for such Interest Period ~~multiplied by~~plus (b) ~~the Statutory Reserve Rate~~0.10%; provided that if the Adjusted Term SOFR as so determined would be less than zero, such rate shall be deemed to be equal to zero for the purposes of this Agreement.
“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as the administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII. Unless the context requires otherwise, the term “Administrative Agent” shall
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include any Affiliate of JPMorgan through which JPMorgan shall perform any of its obligations in such capacity hereunder and under the other Loan Documents.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls, is Controlled by or is under common Control with the Person specified.
“Agreement” means this Term Credit Agreement.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day; (b) the NYFRB Rate in effect on such day plus ½ of ~~1% per annum~~1.00%; and (c) the Adjusted ~~LIBO Rate on~~Term SOFR for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) ~~for a deposit in US Dollars with a maturity of one month~~ plus ~~1~~1.00%. For purposes of clause (c) above, the Adjusted ~~LIBO Rate~~Term SOFR on any day shall be based on the ~~LIBO Screen~~Term SOFR Reference Rate at approximately ~~11:00~~5:00 a.m., ~~London~~Chicago time, on such day ~~for deposits in US Dollars with a maturity of one month (or, if the LIBO Screen Rate is not available for a maturity of one month but is available for periods both longer and shorter than such period, the Interpolated Screen~~(or any amended publication time for the Term SOFR Reference Rate, as ~~of such time~~specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology); provided that ~~(i)~~ if such rate shall be less than zero~~, such rate shall be deemed to be zero and (ii) if such rate shall not be available~~, such rate shall be deemed to be zero. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted ~~LIBO Rate~~Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted ~~LIBO Rate~~Term SOFR, as the case may be. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.11 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.11(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. Notwithstanding the foregoing, if the Alternate Base Rate as determined would be less than 1.00% per annum, such rate shall be deemed to be 1.00% per annum for purposes of this Agreement.
“Ancillary Document” has the meaning set forth in Section 9.06(b).
“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended, 15 U.S.C. §§ 78dd-1, et seq. and all other laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering.
“Applicable Rate” means, for any day, with respect to any ABR Loan ~~or any Eurocurrency~~, any Term SOFR Loan or, if applicable pursuant to Section 2.11, any Daily Simple SOFR Loan, the rate per annum set forth in the table below under the caption “ABR Loans Spread” or “~~Eurocurrency~~Term SOFR/Daily Simple SOFR Loans Spread”, as the case may be, in each case, based upon the Ratings by Moody’s, S&P and Fitch, respectively, applicable on such day.
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	Ratings (Moody’s/S&P/Fitch)	ABR Loans Spread	~~Eurocurrency~~Term SOFR/Daily Simple SOFR Loans Spread
Category 1	Equal to or higher than Baa1 / BBB+ / BBB+	0.000%	1.000%
Category 2	Baa2 / BBB / BBB	0.125%	1.125%
Category 3	Baa3 / BBB- / BBB-	0.250%	1.250%
Category 4	Ba1 / BB+ / BB+	0.500%	1.500%
Category 5	Equal to or lower than Ba2 / BB / BB	0.875%	1.875%

For purposes of the foregoing, (a) if any of S&P, Moody’s or Fitch shall not have in effect a Rating (other than by reason of the circumstances referred to in the last sentence of this paragraph), then (i) if only one rating agency shall not have in effect a Rating, the applicable Category shall be determined by reference to the remaining two effective Ratings, (ii) if two rating agencies shall not have in effect a Rating, one of such rating agencies shall be deemed to have in effect a Rating in Category 5 and the applicable Category shall be determined by reference to such deemed Rating and the remaining effective Rating and (iii) if no rating agency shall have in effect a Rating, then Category 5 shall apply, (b) if the Ratings in effect or deemed to be in effect shall fall within different Categories, then (i) if three Ratings are in effect, then either (x) if two of the three Ratings are in the same Category, such Category shall apply or (y) if all three of the Ratings are in different Categories, then the Category corresponding to the middle Rating shall apply and (ii) if only two Ratings are in effect or deemed to be in effect, the applicable Category shall be the Category in which the higher of the Ratings shall fall unless the Ratings differ by two or more Categories, in which case the applicable Category shall be the Category one level below that corresponding to the higher Rating and (c) if any Rating shall be changed (other than as a result of a change in the rating system of the applicable rating agency), such change shall be effective as of the date on which it is first publicly announced by the applicable rating agency making such change, irrespective of when notice of such change shall have been furnished by the Company to the Administrative Agent and the Lenders. Each change in the Category for any Rating shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any of Moody’s, S&P or Fitch shall change, or if such rating agency shall cease to be in the business of rating corporate debt obligations and corporate credit, the Company and the Required Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of Ratings from such rating agency and, pending the effectiveness of any such amendment, the Rating used to determine the Applicable Rate shall be deemed to be that most recently in effect from such rating agency prior to such change or cessation.
“Approved Electronic Platform” has the meaning set forth in Section 8.03(a).
“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means JPMorgan Chase Bank, N.A., BofA Securities, Inc., BNP Paribas Securities Corp., Citibank, N.A., Goldman Sachs Bank USA, MUFG Bank, Ltd., Truist Securities, Inc. and Wells Fargo Securities, LLC, in their capacities as joint lead arrangers and joint bookrunners for the credit facility established hereunder.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, with the consent of any Person whose consent is required by Section 9.04, and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.
“Assumption Agreement” has the meaning set forth in Section 6.04(a).
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“Attributable Debt” means, with respect to any Sale/Leaseback Transaction, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such Sale/Leaseback Transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon payment of a penalty, the Attributable Debt shall be the lesser of the Attributable Debt determined assuming termination on the first date such lease may be terminated (in which case the Attributable Debt shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the Attributable Debt determined assuming no such termination.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, ~~as applicable,~~ any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.11(b)(~~v~~iv).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bankruptcy Event” means, with respect to any Person, that such Person has become the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, liquidator, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person.
“Benchmark” means, initially, ~~LIBO Rate~~the Term SOFR; provided that if a Benchmark Transition Event~~, a Term SOFR Transition Event or an Early Opt-In Election, as applicable,~~ and ~~its~~the related Benchmark Replacement Date have occurred with respect to ~~LIBO Rate~~the Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.11(b)(i~~) or (b)(ii~~).
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent ~~(in consultation with the Company)~~ for the applicable Benchmark Replacement Date:
~~(a) the sum of: (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment;~~
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~~(b)~~ (a) the ~~sum of: (i)~~Adjusted Daily Simple SOFR ~~and (ii) the related Benchmark Replacement Adjustment~~; and
~~(c) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for US Dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment;~~
~~provided that, in the case of clause (a), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (a) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (a), (b) or (c) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.~~
~~“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:~~
~~(a) for purposes of clauses (a) and (b) of the definition of “Benchmark Replacement”, the first alternative set forth in the order below that can be determined by the Administrative Agent (in consultation with the Company):~~
~~(i) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;~~
~~(ii) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and~~
~~(b) for purposes of clause~~ (~~c~~b) ~~of the definition of “Benchmark Replacement”, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero)~~    the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a ~~spread adjustment,~~replacement benchmark rate or ~~method~~the mechanism for ~~calculating or~~ determining such ~~spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement~~a rate by the Relevant Governmental Body ~~on the applicable Benchmark Replacement Date~~ and/or (ii) any evolving or then-prevailing market convention for determining a ~~spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted~~benchmark rate as a replacement for the then-current Benchmark ~~Replacement~~ for US Dollar-denominated syndicated credit facilities~~;~~ at such time in the United States and (b) the related Benchmark Replacement Adjustment.
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~~provided that, in the case of clause (a) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion~~
If the Benchmark Replacement as determined as set forth above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for US Dollar-denominated syndicated credit facilities at such time in the United States.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and any Term SOFR Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Business Day”, the definition of “U.S. Government Securities Business Day”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark ~~Replacement~~ and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark ~~Replacement~~ exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to the then-current Benchmark:
~~(a)~~ (1) in the case of clause (~~a~~1) or (~~b~~2) of the definition of “Benchmark Transition Event”, the later of (~~i~~a) the date of the public statement or publication of information referenced therein and (~~ii~~b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
~~(b)~~ (2) in the case of clause (~~c~~3) of the definition of “Benchmark Transition Event”, the first date ~~of~~on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the ~~public~~most recent statement or publication ~~of information~~ referenced ~~therein; (c)~~ in ~~the case of a Term SOFR Transition Event, the date that is 30 days after the date a Term SOFR Notice is provided to the Lenders and the Company pursuant to Section 2.11(b)(ii); or~~ such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
~~(d) in the case of an Early Opt-In Election, the sixth Business Day after the date notice of such Early Opt-In Election is provided to the Lenders, so long as the Administrative Agent has~~
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~~not received, by 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Early Opt-In Election is provided to the Lenders, written notice of objection to such Early Opt-In Election from Lenders comprising the Required Lenders.~~
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (~~a~~1) or (~~b~~2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
~~(a)~~ (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
~~(b)~~ (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
~~(c)~~ (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date ~~pursuant to clauses (a) or (b) of that definition~~ has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11(b) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11(b).
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any
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Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America.
“Bona Fide Debt Fund” means any debt fund, investment vehicle, regulated bank entity or unregulated lending entity that is engaged primarily in making, purchasing, holding or otherwise investing in loans, bonds and similar extensions of credit in the ordinary course of business for financial investment purposes and with respect to which no personnel involved with the investment in the relevant competitor of the Company or any Subsidiary, or the management, control or operation thereof, directly or indirectly, possesses the power to direct the investment policies of such fund, vehicle or entity.
“Borrowing” means Loans of the same Type made, converted or continued on the same date and, in the case of ~~Eurocurrency~~Term SOFR Loans, as to which a single Interest Period is in effect.
“Borrowing Request” means a request by the Company for a Borrowing in accordance with Section 2.03, which shall be in the form of Exhibit B or any other form approved by the Administrative Agent acting reasonably.
“Bridge Facility” means a senior unsecured 364-day bridge loan facility of the Company, in an aggregate principal amount of up to US$1,000,000,000, to be established in connection with the IAB Acquisition.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in ~~connection with a Eurocurrency~~relation to Term SOFR Loans or Daily Simple SOFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any Term SOFR Loan or Daily Simple SOFR Loan, or any other dealings with respect to any Term SOFR Loan or Daily Simple SOFR Loan, the term “Business Day” shall also exclude any day ~~on which banks are not open for dealings in US Dollar deposits in the London interbank market~~that is not a U.S. Government Securities Business Day.
“Capital Lease Obligations” of any Person means, subject to Section 1.04(a), the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. For purposes of Section 6.02, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee.
“Certain Funds Period” means the period from and including the Effective Date to and including the earlier of the funding of the Loans on the Funding Date and the termination of all the Commitments.
A “Change in Control” shall be deemed to have occurred if (a) any Person or group of Persons shall have acquired beneficial ownership (within the meaning of Section 13(d) or 14(d) of the Exchange Act and the applicable rules and regulations thereunder) of more than 40% of the outstanding Voting Stock in the Company, (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by persons who were not (i) directors of the Company on the date of this Agreement or nominated, appointed or approved for consideration by shareholders for election by the board of directors of the Company or (ii) appointed by directors so nominated, appointed or approved or (c) a “change in control” (or similar event, however denominated), under and as defined in any indenture or other agreement or instrument evidencing or governing the rights of the holders of any Material Indebtedness of the Company or any Subsidiary, shall have occurred with respect to the Company.
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“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued.
“Charges” has the meaning set forth in Section 9.13.
“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Commitment” means, with respect to each Lender, the commitment of such Lender to make a Loan on the Funding Date, expressed as an amount representing the maximum principal amount of the Loan to be made by such Lender, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments is US$1,000,000,000.
“Commitment Letter” means the Commitment Letter, dated April 22, 2021, by and between the Company and JPMorgan Chase Bank, N.A., relating to, among other things, the credit facility established hereunder.
“Commitment Termination Date” means the earliest to occur of (a) October 22, 2021, (b) the date of the consummation of the IAB Acquisition, effective immediately following such consummation, with or without the use of any proceeds of any Loans, and (c) the valid termination of the IAB Acquisition Agreement in accordance with the terms thereof.
“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Company pursuant to any Loan Document or the transactions contemplated therein that is distributed by or to the Administrative Agent or any Lender by means of electronic communications pursuant to Section 9.01, including through the Approved Electronic Platform.
“Company” means Skyworks Solutions, Inc., a Delaware corporation, and any successor thereto permitted under Section 6.04(a)(ii).
“Compliance Certificate” means a Compliance Certificate in the form of Exhibit C or any other form approved by the Administrative Agent.
“Confidential Information Memorandum” means the Confidential Information Memorandum dated April 2021, relating to the Company and the Financing Transactions.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
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“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus
(a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum for such period of:
(i) consolidated interest expense (including imputed interest expense in respect of Capital Lease Obligations);
(ii) consolidated income tax expense;
(iii) depreciation and amortization expense;
(iv) non-cash charges or losses, including stock option and other equity-based compensation charges, impairment charges and any write-offs or write-downs of assets, but excluding (A) any non-cash charge that results from an accrual of a reserve for cash charges to be taken in any future period, (B) an amortization of a prepaid cash expense that was paid and not expensed in a prior period or (C) write-down or write-off with respect to accounts receivable (including any addition to bad debt reserves or bad debt expense);
(v) extraordinary charges or losses;
(vi) unusual or non-recurring charges or losses;
(vii) (A) restructuring charges or losses, (B) transition, integration and similar charges and losses related to Acquisitions and Dispositions and (C) charges and losses in connection with the consolidation, exit and/or abandonment of facilities, in each case, including retention and severance costs, costs of relocation of employees, systems establishment costs and contract termination costs, including future lease commitments;
(viii) transaction fees, costs and expenses, or any amortization thereof, incurred in connection with the Transactions;
(ix) any transaction fees, costs or expenses, or any amortization thereof, relating to any Acquisition or joint venture investment, Disposition, issuance of Equity Interests, recapitalization or the incurrence, prepayment, amendment, modification, restructuring or refinancing of Indebtedness (including the Loans), in each case, whether or not consummated;
(x) any earn-out or similar contingent consideration payments actually made to sellers during such period in connection with any Acquisition, and any losses for such period arising from the remeasurement of the fair value of any liability recorded with respect to any earn-out or similar contingent consideration arising from any Acquisition;
(xi) any unrealized losses attributable to the application of “mark to market” accounting in respect of Hedging Agreements;
(xii) any net after-tax loss attributable to the early extinguishment of Indebtedness or obligations under Hedging Agreements;
(xiii) any currency translation losses relating to currency hedges or remeasurements of Indebtedness; and
(xiv) the cumulative effect for such period of a change in accounting principles;
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provided that the aggregate amount added back pursuant to clauses (vi), (vii) and (ix) above for any period may not exceed 10.0% of Consolidated EBITDA for such period (calculated without giving effect to such addbacks); minus
(b) without duplication and to the extent included in determining such Consolidated Net Income, the sum for such period of:
(i) any non-cash gains or items of income (other than the accrual of revenue), but excluding any such items in respect of which cash was received in a prior period or will be received in a future period;
(ii) extraordinary, unusual or nonrecurring gains or items of income;
(iii) any gains for such period arising from the remeasurement of the fair value of any liability recorded with respect to any earn-out or similar contingent consideration arising from any Acquisition;
(iv) any unrealized gains attributable to the application of “mark to market” accounting in respect of Hedging Agreements;
(v) any net after-tax gain attributable to the early extinguishment of Indebtedness or obligations under Hedging Agreements;
(vi) any currency translation gains relating to currency hedges or remeasurements of Indebtedness; and
(vii) the cumulative effect for such period of a change in accounting principles;
provided that Consolidated EBITDA shall be calculated so as to exclude the effect of any gain or loss that represents after-tax gains or losses attributable to any Disposition. For the purposes of calculating Consolidated EBITDA for any period, if at any time during such period the Company or any Subsidiary shall have made a Material Acquisition or a Material Disposition, Consolidated EBITDA for such period shall be determined giving pro forma effect thereto in accordance with Section 1.04(b).
“Consolidated Net Income” means, for any period, the net income (or loss) of the Company and its consolidated Subsidiaries for such period, determined in accordance with GAAP.
“Consolidated Net Tangible Assets” means, at any date, (a) total assets of the Company and the Subsidiaries (minus applicable reserves) determined on a consolidated basis in accordance with GAAP minus (b) the sum of (i) current liabilities of the Company and the Subsidiaries, except for current maturities of long-term Indebtedness and Capital Lease Obligations, and (ii) goodwill and other intangible assets of the Company and the Subsidiaries, in each case determined on a consolidated basis in accordance with GAAP, all as reflected in the consolidated financial statements of the Company most recently delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the first delivery of such financial statements, the most recent consolidated financial statements of the Company referred to in Section 3.04(a)).
“Consolidated Total Indebtedness” means, as of any date of determination, (a) the sum, without duplication, of (i) Indebtedness for borrowed money, including the Loans, (ii) Indebtedness evidenced by bonds, debentures, notes or other similar instruments, (iii) Capital Lease Obligations and (iv) purchase money Indebtedness, in each case, of the Company and the Subsidiaries on a consolidated basis, and (b) the aggregate amount of all Securitizations of the Company and the Subsidiaries; provided that, for purposes of determining Consolidated Total Indebtedness at any time after the definitive agreement for any Material Acquisition (including the IAB Acquisition) shall have been executed, any Acquisition Indebtedness with respect to such Material Acquisition shall, unless such Material Acquisition has been consummated, be disregarded.
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“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Credit Party” means the Administrative Agent and each Lender.
~~“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion~~
“Daily Simple SOFR” means, for any day, (a “SOFR Day”), a rate per annum equal to SOFR for the day that is five U.S. Government Securities Business Days prior to (a) if such SOFR Day is a U.S. Government Securities Business Day, such SOFR Day or (b) if such SOFR Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company.
“Daily Simple SOFR Borrowing” means a Borrowing comprised of Daily Simple SOFR Loans.
“Daily Simple SOFR Loan” means a Loan that bears interest at a rate determined by reference to the Adjusted Daily Simple SOFR.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, examinership, court protection, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or any other jurisdiction from time to time in effect and affecting the rights of creditors generally.
“Default” means any event or condition that constitutes, or upon notice, lapse of time or both would constitute, an Event of Default.
“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans or (ii) to pay to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Company or the Administrative Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by the Administrative Agent or the Company made in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of such certification) to fund prospective Loans; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Administrative Agent’s or the Company’s, as
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applicable, receipt of such certification in form and substance satisfactory to it, or (d) has become, or is a subsidiary of a Person that has become, the subject of a Bankruptcy Event or a Bail-In Action.
“Disposition” means any sale, transfer or other disposition, or series of related sales, transfers, or dispositions (including pursuant to any merger or consolidation or a similar transaction), of property that constitutes (a) assets comprising all or substantially all the assets of any Person (or of any business unit, division, product line or line of business, or any other material portion of the assets, of any Person) or (b) all or substantially all of the Equity Interests in a Person.
“Disqualified Lenders” means (a) any Person that is determined by the Company to be a competitor of the Company or the Subsidiaries and that the Company has identified, by name, in writing to the Administrative Agent from time to time on or after the Effective Date and (b) Affiliates of any Person described in clause (a) above (other than Bona Fide Debt Funds) if such Affiliates are identified, by name, by the Company in writing to the Administrative Agent from time to time on or after the Effective Date or are otherwise clearly identifiable as an Affiliate of such Person based solely on the similarity of such Affiliate’s name to the name of such Person, it being understood and agreed that (i) the foregoing provisions shall not apply retroactively to any Person if such Person shall have previously acquired an assignment or participation interest (or shall have previously entered into a trade therefor) prior thereto, but shall disqualify such Person from taking any further assignment or participation thereafter and (ii) each written supplement shall become effective two Business Days after delivery thereof to the Administrative Agent via email to JPMDQ Contact@jpmorgan.com.
“Dividing Person” has the meaning set forth in Section 1.06.
“Division” has the meaning set forth in Section 1.06.
“Documentation Agents” means Barclays Bank PLC and Mizuho Bank, Ltd., in their capacity as documentation agents with respect to the credit facility established hereunder.
~~“Early Opt-In Election” means, if the then-current Benchmark is LIBO Rate, the occurrence of:~~
~~(a) a notification by the Administrative Agent to (or the request by the Company to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding US Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review); and~~
~~(b) the joint election by the Administrative Agent and the Company to trigger a fallback from LIBO Rate and the provision by the Administrative Agent of written notice of such election to the Lenders.~~
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of any Person described in clause (a) above or (c) any entity established in an EEA Member Country that is a subsidiary of any Person described in clause (a) or (b) above and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
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“Effective Date” means the date on which the conditions set forth in Section 4.01 are satisfied (or waived in accordance with Section 9.02).
“Electronic Signature” means an electronic signature, sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), a Defaulting Lender, a Disqualified Lender, the Company or any Subsidiary or other Affiliate of the Company.
“Environmental Laws” means all rules, regulations, codes, ordinances, judgments, orders, decrees, directives, laws, injunctions or binding agreements issued, promulgated or entered into by or with any Governmental Authority and relating in any way to pollution or protection of the environment, to preservation or reclamation of natural resources, to the management, Release or threatened Release or the classification, registration, disclosure, export or import of any toxic or hazardous material, substance or waste or to related health or safety matters.
“Environmental Liability” means any liability, obligation, loss, claim, action, order or cost, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties and indemnities), directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Material, (c) any exposure to any Hazardous Material, (d) the Release or threatened Release of any Hazardous Material or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interests” means shares of capital stock, partnership interests, membership interests, beneficial interests or other ownership interests, whether voting or nonvoting, in, or interests in the income or profits of, a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing (other than, prior to the date of conversion, Indebtedness that is convertible into any such Equity Interests).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company or any Subsidiary, is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414(m) or 414(o) of the Code.
“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan, (f) the receipt by the Company or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, (h) the receipt by the Company or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Company or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV
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of ERISA, or in endangered or critical status, within the meaning of Section 305 of ERISA, (i) the occurrence of a “prohibited transaction” with respect to which the Company or any Subsidiary is a “disqualified person” (within the meaning of Section 4975 of the Code) or a “party in interest” (within the meaning of Section 406 of ERISA) with respect to which the Company or any such Subsidiary could otherwise be liable or (j) a Foreign Benefit Event.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
~~“Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted LIBO Rate.~~
“Events of Default” has the meaning set forth in Article VII.
“Exchange Act” means the United States Securities Exchange Act of 1934.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by the Company under Section 2.16(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.14(f) and (d) any Taxes imposed under FATCA; provided that, for the avoidance of doubt, for purposes of clause (b)(i), in the case of an interest in a Loan acquired pursuant to the funding of a Commitment, such Lender shall be treated as acquiring such interest on the date such Lender acquired an interest in the Commitment pursuant to which such Loan was funded.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero.
“Fee Letters” means, collectively, the Arranger Fee Letter and the Administrative Agent Fee Letter, in each case, dated April 22, 2021, relating to the credit facility established hereunder, by and between the Company and JPMorgan Chase Bank, N.A.
“Financial Officer” means, with respect to any Person, the chief financial officer, vice president, principal accounting officer, treasurer or controller of such Person.
“Financing Transactions” means the execution, delivery and performance by the Company of the Loan Documents, the borrowing of Loans and the use of the proceeds thereof.
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“Fitch” means Fitch Ratings, Inc., and any successor to its rating agency business.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to ~~LIBO Rate~~the Adjusted Term SOFR or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt, the initial floor for each of Adjusted Term SOFR or the Adjusted Daily Simple SOFR is 0.00%.
“Foreign Benefit Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the termination of any such Foreign Plan or the appointment of a trustee or similar official to administer any such Foreign Plan, (d) the incurrence of any liability by the Company or any Subsidiary under any applicable law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein or (e) the occurrence of any transaction that is prohibited under any applicable law and that would reasonably be expected to result in the incurrence of any material liability by the Company or any Subsidiary.
“Foreign Lender” means a Lender that is not a U.S. Person.
“Foreign Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA) maintained or contributed to by the Company or any of its Subsidiaries outside the United States with respect to which the Company or any of its Subsidiaries could have any actual or contingent liability, other than a Plan.
“Funding Date” means the date, on or after the Effective Date, on which the conditions specified in Section 4.02 are satisfied (or waived in accordance with Section 9.02).
“GAAP” means, subject to Section 1.04(a), generally accepted accounting principles in the United States of America as in effect from time to time.
“Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, registrations and filings with, and reports to, Governmental Authorities.
“Governmental Authority” means the government of the United States of America or any other nation or any political subdivision of any thereof, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).
“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty or a similar instrument issued to support such Indebtedness; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount, as of any date of determination, of any Guarantee shall be the principal amount outstanding on such date of the Indebtedness or other obligation guaranteed thereby (or, in the case of (i) any Guarantee the terms of which limit the monetary exposure of the guarantor or (ii) any Guarantee of an obligation that does not have a principal amount, the maximum monetary exposure as of such date of the guarantor under such Guarantee (as determined, in the case of clause (i), pursuant to
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such terms or, in the case of clause (ii), reasonably and in good faith by a Financial Officer of the Company)).
“Hazardous Materials” means all explosive, radioactive, hazardous or toxic materials, substances, wastes, contaminants or pollutants, including petroleum or petroleum distillates or by-products, asbestos or asbestos-containing materials, lead-based paint, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction, or any option or similar agreement, involving, or settled by reference to, one or more rates, currencies, commodities, prices of equity or debt securities or instruments, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or any similar transaction or combination of the foregoing transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Hedging Agreement. The amount of the obligations of the Company or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.
“IAB Acquisition” means the acquisition by the Company, directly or indirectly, of the assets, and the assumption by the Company, directly or indirectly, of the liabilities, in each case, identified in, and pursuant to, the IAB Acquisition Agreement.
“IAB Acquisition Agreement” means the Asset Purchase Agreement, dated as of April 22, 2021, by and between Silicon Laboratories Inc., a Delaware corporation, and the Company, together with the exhibits and schedules thereto, the disclosure schedules referred to therein, the ancillary agreements referred to therein and all related documents.
“IAB Acquisition Agreement Representations” means the representations and warranties made by Silicon Laboratories Inc. in the IAB Acquisition Agreement as are material to the interests of the Lenders (in their capacities as such), but only to the extent that the Company (or any of its Affiliates) has the right to terminate its (or its Affiliate’s) obligations under the IAB Acquisition Agreement or the right to elect not to consummate the IAB Acquisition as a result of any inaccuracy of such representations and warranties in the IAB Acquisition Agreement.
“IAB Material Adverse Effect” has the meaning assigned to the term “Material Adverse Effect” in the IAB Acquisition Agreement as in effect on the Signing Date.
~~“IBA” has the meaning set forth in Section 1.05.~~
“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding trade accounts payable incurred in the ordinary course of business), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) current accounts payable incurred in the ordinary course of business, (ii) deferred compensation payable to directors, officers, employees or consultants and (iii) any purchase price adjustment or earnout incurred in connection with an Acquisition, except to the extent that the amount thereof becomes payable), (e) all Capital Lease Obligations of such Person, (f) the maximum aggregate amount of all letters of credit and letters of guaranty in respect of which such Person is an account party, (g) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (h) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person, (i) all Guarantees by such Person of Indebtedness of others and (j) all obligations of such Person incurred under or in connection with a Securitization; provided that, notwithstanding the foregoing, obligations of such Person arising under the Supply Chain Financing Arrangements solely as a result of a recharacterization of a sale by such Person of accounts receivable as incurrence of debt shall not constitute Indebtedness.
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The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Company under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Indemnitee” has the meaning set forth in Section 9.03(b).
“Information” has the meaning set forth in Section 9.12.
“Interest Election Request” means a request by the Company to convert or continue a Borrowing in accordance with Section 2.05, which shall be in the form of Exhibit D or any other form approved by the Administrative Agent.
“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December, ~~and~~ (b) with respect to any ~~Eurocurrency~~Term SOFR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a ~~Eurocurrency~~Term SOFR Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and (c) with respect to any Daily Simple SOFR Loan (if such Type of Loan is applicable pursuant to Section 2.11), each date that is on the numerically corresponding date in each calendar month that is one month after the borrowing of, or conversion to, such Daily Simple SOFR Loan (or if there is no such numerically corresponding date in such month, then the last day of such month).
“Interest Period” means, with respect to any ~~Eurocurrency~~Term SOFR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (or such shorter or longer period as shall have been consented to by each Lender participating in such Borrowing), as the Company may elect hereunder; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, ~~and~~ (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no tenor that has been removed from this definition pursuant to Section 2.11(b)(iv) shall be available for specification in any Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
~~“Interpolated Screen Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period or clause (c) of the definition of “Alternate Base Rate”, a rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) that results from interpolating on a linear basis between (a) the LIBO Screen Rate for the longest maturity for which a LIBO Screen Rate is available that is shorter than the applicable period and (b) the LIBO Screen Rate for the shortest maturity for which a LIBO Screen Rate is available that is longer than the applicable period, in each case as of the time the Interpolated Screen Rate is otherwise required to be determined in accordance with this Agreement; provided that if such rate would be less than zero, such rate shall be deemed to be zero.~~
~~“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time~~
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~~to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.~~
“Lender-Related Person” means the Administrative Agent (and any sub-agent thereof), each Arranger, each Syndication Agent, each Documentation Agent and each Lender, and each Related Party of any of the foregoing Persons.
“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Assumption.
“Leverage Ratio” means, on any date, the ratio of (a) Consolidated Total Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date.
“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.
~~“LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two business days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period, then the LIBO Rate shall be the Interpolated Rate.~~
~~“LIBO Screen Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period or in respect of any determination of Alternate Base Rate pursuant to clause (c) of the definition of such term, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in US Dollars for a period equal in length to the applicable period as displayed on the Reuters screen that displays such rate (currently LIBOR01 or LIBOR02) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than zero, such rate shall be deemed to be zero.~~
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, charge in the nature of a security interest, security interest or other encumbrance on, in or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.
“Loan Documents” means this Agreement, the Assumption Agreement (if any) and, except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.07(c).
“Loans” means the loans made by the Lenders to the Company pursuant to this Agreement.
“Mandatory Restrictions” has the meaning set forth in Section 1.07.
“Material Acquisition” means any Acquisition by the Company or any Subsidiary involving payment of consideration of US$300,000,000 or more.
“Material Adverse Effect” means a material adverse effect on (a) the business, assets, liabilities, operations or financial condition of the Company and the Subsidiaries, taken as a whole, (b) the ability of the Company to perform its payment or other material obligations under the Loan Documents or (c) the rights of or benefits available to the Lenders under the Loan Documents.
“Material Disposition” means any Disposition by the Company or any Subsidiary involving receipt of consideration of US$300,000,000 or more.
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“Material Indebtedness” means Indebtedness (other than under the Loan Documents), or obligations in respect of one or more Hedging Agreements, of any one or more of the Company and the Subsidiaries in an aggregate outstanding principal amount of US$200,000,000 or more. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.
“Material Subsidiary” means each Subsidiary that is a “significant subsidiary” as defined in Regulation S-X of the Securities Act.
“Maturity Date” means the third anniversary of the Funding Date or, if such date is not a Business Day, then the immediately preceding Business Day.
“Maximum Rate” has the meaning set forth in Section 9.13.
“MNPI” means material information concerning the Company, any Subsidiary or any of their securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act. For purposes of this definition, “material information” means information concerning the Company, the Subsidiaries or any of their securities that could reasonably be expected to be material for purposes of the United States federal and state securities laws.
“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.
“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the foregoing rates as so determined would be less than zero, such rate shall be deemed to be zero.
“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.
“OFAC” means the United States Treasury Department Office of Foreign Assets Control.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or any Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.16(b)).
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“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight ~~Eurocurrency borrowings~~eurodollar transactions denominated in dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.
“Participant Register” has the meaning set forth in Section 9.04(c)(ii).
“Participants” has the meaning set forth in Section 9.04(c)(i).
“Payment” has the meaning set forth in Section 8.06(c)(i).
“Payment Notice” has the meaning set forth in Section 8.06(c)(ii).
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.
“Permitted Liens” means:
(a)Liens imposed by law for Taxes that are not yet overdue by more than 30 days or are being contested in compliance with Section 5.04;
(b)carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, bailee’s and other like Liens arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in good faith by appropriate proceedings;
(c)pledges and deposits made (i) in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security or similar laws (other than any Lien imposed pursuant to Section 430(k) of the Code or Section 303(k) of ERISA or a violation of Section 436 of the Code) and (ii) in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued for the account of the Company or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (i) above;
(d)pledges and deposits made (i) to secure the performance of bids, tenders, trade contracts (other than for payment of Indebtedness), leases (other than Capital Lease Obligations), statutory obligations (other than any Lien imposed pursuant to Section 430(k) of the Code or Section 303(k) of ERISA or a violation of Section 436 of the Code), surety, customs, payment and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of the Company or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (i) above;
(e)judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII or Liens securing appeal or other surety bonds related to such judgments;
(f)easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company and the Subsidiaries, taken as a whole;
(g)banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions and securities accounts and other financial assets maintained with securities intermediaries;
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(h)Liens arising by virtue of Uniform Commercial Code financing statement filings (or similar filings under applicable law) regarding operating leases entered into by the Company and the Subsidiaries in the ordinary course of business;
(i)Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor, or a licensee, lessee or sublicensee or sublessee, in the property subject to any lease (other than Capital Lease Obligations), license or sublicense or concession agreement permitted by this Agreement;
(j)Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;
(k)Liens on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business;
(l)deposits of cash with the owner or lessor of premises leased and operated by the Company or any Subsidiary to secure the performance of its obligations under the lease for such premises, in each case in the ordinary course of business;
(m)Liens that are contractual rights of set-off;
(n)Liens on contracts entered into with its customers by the Company or any of its Subsidiaries and the assets related thereto to secure the performance of such contracts by the Company or such Subsidiary, in each case, in the ordinary course of business; and
(o)Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods, or in connection with any demonstration or evaluation equipment, entered into by the Company or any Subsidiary in the ordinary course of business.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any “employee pension benefit plan”, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any of its ERISA Affiliates is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board of Governors in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board of Governors (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives.
“Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory proceeding.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
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“Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI.
“Qualified Material Acquisition” means any Acquisition by the Company or any of the Subsidiaries that involves the incurrence by the Company or its Subsidiaries of Indebtedness to finance the acquisition consideration therefor (including refinancing of any Indebtedness of the acquired Person), or assumption by the Company or the Subsidiaries of existing Indebtedness of the acquired Person (or the acquired business unit, division, product line or line of business), in an aggregate principal amount of US$1,000,000,000 or more.
“Rating” means, with respect to S&P, Moody’s or Fitch, a public rating by such rating agency of the Company’s senior unsecured non-credit enhanced long-term indebtedness for borrowed money.
“Recipient” means the Administrative Agent, any Lender or any combination thereof (as the context requires).
“Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is ~~LIBO Rate~~the Term SOFR, ~~11:00~~5:00 a.m., ~~London~~Chicago time, on the day that is two ~~London banking days~~U.S. Government Securities Business Days preceding the date of such setting~~,~~ and (b) if such Benchmark is not ~~LIBO Rate~~the Term SOFR, the time determined by the Administrative Agent in its reasonable discretion.
“Register” has the meaning set forth in Section 9.04(b)(iv).
“Related Lender Parties” means, with respect to any specified Person, (a) any controlling Person or controlled Affiliate of such Person, (b) the respective directors, officers or employees of such Person or any of its controlling Persons or controlled Affiliates, and (c) the respective agents and representatives of such Person or any of its controlling Persons or controlled Affiliates, in the case of this clause (c), acting at the express instructions of such Person, such controlling Person or such controlled Affiliate; provided that each reference to a controlling Person or controlled Affiliate in this definition pertains to a controlling Person or controlled Affiliate involved in the negotiation of this Agreement.
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, partners, members, trustees, employees, agents, managers, representatives and advisors of such Person and of such Person’s Affiliates.
“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.
“Relevant Governmental Body” means the Board of Governors and/or the NYFRB, or a committee officially endorsed or convened by the Board of Governors and/or the NYFRB or, in each case, any successor thereto.
“Relevant Rate” means (a) with respect to any Term SOFR Borrowing, the Adjusted Term SOFR or (b) with respect to any Daily Simple SOFR Borrowing, the Adjusted Daily Simple SOFR, as applicable.

“Required Lenders” means, at any time, Lenders having Loans and Commitments representing more than 50% of the aggregate principal amount of all the Loans outstanding and all the Commitments in effect at such time.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
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“Responsible Officer” means, with respect to any Person, the Financial Officer or the chief executive officer, general counsel or another executive officer of such Person.
“Restricted Lender” has the meaning assigned to such term in Section 1.07.
~~“Reuters” means Thomson Reuters Corporation, Refinitiv or, in each case, a successor thereto.~~
“Revolving Credit Agreement” means the Revolving Credit Agreement, dated as of May 21, 2021, among the Company, the borrowing subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent, as amended, restated, amended and restated, supplemented or otherwise modified, replaced or refinanced from time to time.
“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business.
“Sale/Leaseback Transaction” means an arrangement relating to property owned by the Company or any Subsidiary whereby the Company or such Subsidiary sells or transfers such property to any Person and the Company or any Subsidiary leases such property, or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, from such Person or its Affiliates.
“Sanctioned Country” means, at any time, a country, region or territory that at such time is itself or whose government is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state or ~~Her~~His Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person 50% or more owned or controlled by any Person or Persons described in the preceding clauses (a) and (b) or (d) any Person otherwise the subject of any Sanctions.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or ~~Her~~His Majesty’s Treasury of the United Kingdom.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933.
“Securitization” means any transfer by the Company or any Subsidiary of accounts receivable, proceeds thereof or interests therein or assets relating thereto (a) to a trust, partnership, corporation, limited liability company or other entity, which transfer is funded in whole or in part, directly or indirectly, by the incurrence or issuance by the transferee or successor transferee of Indebtedness or other securities that are to receive payments from, or that represent interests in, the cash flow derived from such accounts receivable, proceeds thereof or interests therein or assets relating thereto, or (b) directly to one or more investors or other purchasers; provided that any obligations arising therefrom do not permit or provide recourse to the Company or any Subsidiary (other than a Securitization Entity) or any property or asset of the Company or any Subsidiary (other than the property or assets of a Securitization Entity or any Equity Interests in a Securitization Entity), other than with respect to any representations, warranties, servicer obligations, covenants and indemnities entered into by the Company or any Subsidiary of a type that are reasonable and customary in “true sale” arrangements; provided further that a Supply Chain Financing Arrangement shall not constitute a Securitization. The “amount” or “principal amount” of any Securitization shall be deemed at any time to be the aggregate principal or stated amount of the Indebtedness or other securities referred to in the first sentence of this definition or, if there shall be no such principal or stated amount, the uncollected amount of the accounts receivable or
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interests therein transferred pursuant to such Securitization, net of any such accounts receivables or interests therein that have been written off as uncollectible.
“Securitization Entity” means any limited purpose Subsidiary that purchases accounts receivable of the Company or any Subsidiary pursuant to a Securitization.
“Signing Date” means April 22, 2021.
“SOFR” means~~, with respect to any Business Day,~~ a rate ~~per annum~~ equal to the secured overnight financing rate ~~for such Business Day published~~as administered by the SOFR Administrator ~~on the SOFR Administrator’s Website on the immediately succeeding Business Day~~.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s Website, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Specified Permitted Lender” means (a) any Lender or (b) a commercial or investment bank that at the time of the applicable assignment has corporate rating (however denominated) or senior unsecured, non-credit enhanced long-term indebtedness rating from S&P that is BBB- or higher or from Moody’s that is Baa3 or higher.
“Specified Provision” has the meaning assigned to such term in Section 1.07.
“Specified Representations” means the representations and warranties set forth in Sections 3.01(a) (as to the Company only), 3.02, 3.03(c), 3.08, 3.11, 3.13 and 3.14.
~~“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board of Governors for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.~~
“subsidiary” means, with respect to any Person (the “parent”), any corporation, limited liability company, partnership, association or other entity of which securities or other Equity Interests representing more than 50% of the equity or more than 50% of the Voting Stock or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, by the parent and/or one or more subsidiaries of the parent.
“Subsidiary” means any subsidiary of the Company.
“Supply Chain Financing Arrangement” means an arrangement whereby the Company or any of its Subsidiaries sells, on a non-recourse basis except to the extent customary in “true sale” arrangements, its accounts receivable, in connection with the collection of such accounts receivable in the ordinary course of business and to effect an acceleration of payment thereof (and not as part of a financing by the Company or any Subsidiary), pursuant to a “supply chain financing” program established at the request of the customer that is the account debtor with respect to such accounts receivable.
“Syndication Agents” means Bank of America, N.A., BNP Paribas, Citibank, N.A., Goldman Sachs Bank USA, MUFG Bank, Ltd., Truist Bank and Wells Fargo Bank, N.A., in their capacity as the syndication agents for the credit facility established hereunder.
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“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax and penalties applicable thereto.

“Term SOFR” means, ~~for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body~~with respect to any Term SOFR Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.
“Term SOFR ~~Notice~~Borrowing” means ~~a notification by the Administrative Agent to the Lenders and the Company of the occurrence of a~~any Borrowing comprised of Term SOFR ~~Transition Event~~Loans.
~~“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-In Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.11(b) that is not Term SOFR~~
“Term SOFR Loan” means any Loan that bears interest at a rate determined by reference to the Adjusted Term SOFR (other than solely as a result of clause (c) of the definition of Alternate Base Rate).
“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term SOFR Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m., New York City time, on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five U.S. Government Securities Business Days prior to such Term SOFR Determination Day.
“Test Period” means, on any date of determination, the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date for which financial statements have been delivered, or are required to have been delivered, pursuant to Section 5.01(a) or 5.01(b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or 5.01(b), the most recent financial statements referred to in Section 3.04(a).
“Ticking Fee Accrual Period” has the meaning set forth in Section 2.09(b).
“Transactions” means (a) the Financing Transactions, (b) the IAB Acquisition and (c) the payment of fees and expenses in connection with the foregoing.
“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted ~~LIBO Rate~~Term SOFR (other than pursuant to clause (c) of the definition of Alternate
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Base Rate), the Adjusted Daily Simple SOFR (if such Type is applicable pursuant to Section 2.11) or the Alternate Base Rate.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“US Dollars” or “US$” refers to lawful money of the United States of America.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.14(f)(ii)(B)(3).
“Voting Stock” means, with respect to any Person, capital stock or other Equity Interests of any class of such Person entitled to vote in the election of directors (or other governing body), or otherwise to participate in the direction of the management and policies, of such Person, excluding capital stock or other Equity Interests entitled so to vote or participate only upon the happening of some contingency.
“wholly owned”, when used in reference to a subsidiary of any Person, means that all the Equity Interests in such subsidiary (other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law) are owned, beneficially and of record, by such Person, another wholly owned subsidiary of such Person or any combination thereof.
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such term is defined in Part I of Subtitle E of Title IV of ERISA.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
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SECTION 1.02.        Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Type (e.g., a “~~Eurocurrency~~Term SOFR Loan” or “~~Eurocurrency~~Daily Simple SOFR Borrowing”).
SECTION 1.03.        Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Except as otherwise provided herein and unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement, the other Loan Documents and the IAB Acquisition Agreement) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified, and all references to any statute shall be construed as referring to all rules, regulations, rulings and official interpretations promulgated or issued thereunder, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.
SECTION 1.04.        Accounting Terms; GAAP; Pro Forma Calculations. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature used herein shall be construed in accordance with GAAP as in effect from time to time; provided that (i) if the Company, by notice to the Administrative Agent, shall request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent or the Required Lenders, by notice to the Company, shall request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (ii) notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed (other than for purposes of Sections 3.04, 5.01(a) and 5.01(b)), and all computations of amounts and ratios referred to herein shall be made, (A) without giving effect to (x) any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) to value any Indebtedness at “fair value”, as defined therein, or (y) any other accounting principle that results in any Indebtedness being reflected on a balance sheet at an amount less than the stated principal amount thereof, including the application of Accounting Standards Update 2015-03, Interest, issued by the Financial Accounting Standards Board, (B) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof, and (C) without giving effect to any change in accounting for leases resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842), to the extent that such change would require the recognition of right-of-use assets and lease liabilities for any lease (or similar arrangement conveying the right to use) that would not be classified as a capital lease under GAAP as in effect on December 31, 2018.
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(b)    All pro forma computations required to be made hereunder giving effect to any Material Acquisition, Material Disposition or other transaction shall be calculated after giving pro forma effect thereto as if such transaction had occurred on the first day of the period of four consecutive fiscal quarters ending with the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the delivery of any such financial statements, ending with the last fiscal quarter included in the most recent financial statements referred to in Section 3.04(a)), and, to the extent applicable, to the historical earnings and cash flows associated with the assets acquired or disposed of and any related incurrence or reduction of Indebtedness, all in accordance with Article 11 of Regulation S-X under the Securities Act. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Hedging Agreement applicable to such Indebtedness if such Hedging Agreement has a remaining term in excess of 12 months).
SECTION 1.05.        Interest Rates; ~~LIBOR~~Benchmark Notification. The interest rate on ~~Eurocurrency Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the~~any Loan may be derived from an interest rate ~~on Eurocurrency Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate~~benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, ~~a Term SOFR Transition Event or an Early Opt-In Election,~~ Section 2.11(b) provides a mechanism for determining an alternative rate of interest. The ~~Administrative Agent will promptly notify the Company, pursuant to Section 2.11(b), of any change to the reference rate upon which the interest rate on Eurocurrency Loans is based. However, the~~ Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to ~~the London interbank offered~~any interest rate ~~or other rates~~used in ~~the definition of “LIBO Rate”~~this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof ~~(including, without limitation, (a) any such alternative, successor or replacement rate implemented pursuant to Section 2.11(b), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-In Election, and (b) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.11(b))~~, including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the ~~LIBO Rate~~existing interest rate being replaced or have the same volume or liquidity as did ~~the London interbank offered~~any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its Affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Company. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Company, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
SECTION 1.06. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws) (each, a “Division”): (a) if any asset, right, obligation or liability of any Person (the “Dividing Person”)
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becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.
SECTION 1.07. Blocking Regulation. In relation to any Lender that is subject to the regulations referred to below (each, a “Restricted Lender”), any representation, warranty or covenant set forth herein that refers to Sanctions (each, a “Specified Provision”) shall only apply for the benefit of such Restricted Lender to the extent that such Specified Provision would not result in a violation of, conflict with or liability under Council Regulation (EC) 2271/96 (or any law implementing such regulation in any member state of the European Union), as amended, or any similar blocking or anti-boycott law in Germany (including, in the case of Germany, section 7 foreign trade rules (Auβenwirtschaftsverordnung – AWV) in connection with section 4 paragraph 1 foreign trade law (Auβenwirtschaftsgesetz – AWG)) or in the United Kingdom (the “Mandatory Restrictions”). In the event of any consent or direction by Lenders in respect of any Specified Provision of which a Restricted Lender does not have the benefit due to a Mandatory Restriction, then, notwithstanding anything to the contrary in the definition of Required Lenders, for so long as such Restricted Lender shall be subject to a Mandatory Restriction, the Commitment and Loans of such Restricted Lender will be disregarded for the purpose of determining whether the requisite consent of the Lenders has been obtained or direction by the requisite Lenders has been made, it being agreed, however, that, unless, in connection with any such determination, the Administrative Agent shall have received written notice from any Lender stating that such Lender is a Restricted Lender with respect thereto, each Lender shall be presumed, in connection with such determination, not to be a Restricted Lender.
SECTION 1.08. Effectuation of Transactions. All references herein to the Company and the Subsidiaries on the Funding Date shall be deemed to be references to such Persons, and all the representations and warranties of the Company contained in this Agreement on the Funding Date shall be deemed made, in each case, after giving effect to the Transactions to occur on the Funding Date, unless the context otherwise requires.
SECTION 1.09. Most Favored Nation Provision. In the event the Revolving Credit Agreement shall contain (a) any negative or financial covenant or any event of default that is (as reasonably determined by the Company) either more restrictive (or more favorable to the lenders thereunder) than the corresponding negative or financial covenant or event of default set forth in this Agreement or is not comparable to any negative or financial covenant or event of default set forth in this Agreement or (b) any requirement that any Subsidiary Guarantee any obligations of the Company under the Revolving Credit Agreement, then, in each case, this Agreement shall automatically be deemed to have been amended to incorporate such restrictive or financial covenant or event of default or such requirement, mutatis mutandis, as if set forth fully herein, without any further action required on the part of any Person. The Company shall give reasonably prompt written notice to the Administrative Agent of the effectiveness of any such automatic amendment to this Agreement and provide to the Administrative Agent true and complete copies of the Revolving Credit Agreement, and shall execute any and all further documents and agreements, including amendments hereto, and take (and, if applicable, cause the Subsidiaries to take) all such further actions, as shall be reasonably requested by the Administrative Agent to evidence such automatic amendment. Failure by the Company or any Subsidiary to observe or perform any such incorporated negative or financial covenant described in clause (a) above shall constitute an Event of Default under clause (d) of Article VII. Failure by the Company or any Subsidiary to observe any such incorporated requirement described in clause (b) above shall, after giving effect to any applicable grace periods, constitute an Event of Default under clause (e) of Article VII.
ARTICLE II

The Credits
SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make a Loan in US Dollars to the Company on the Funding Date in a principal amount not exceeding its Commitment. Amounts repaid or prepaid in respect of the Loans may not be reborrowed.
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SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.
(b) Subject to Section 2.11, each Borrowing shall be comprised entirely of ABR Loans ~~or Eurocurrency~~, Term SOFR Loans or, if applicable pursuant to Section 2.11, Daily Simple SOFR Loans, as the Company may request in accordance herewith. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Company to repay such Loan in accordance with the terms of this Agreement.
(c) At the commencement of each Interest Period for any ~~Eurocurrency~~Term SOFR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of US$1,000,000 and not less than US$5,000,000; provided that a ~~Eurocurrency~~Term SOFR Borrowing that results from a continuation of an outstanding ~~Eurocurrency~~Term SOFR Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing. At the time that each ABR Borrowing or Daily Simple SOFR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of US$1,000,000 and not less than US$5,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of five (or such greater number as may be agreed to by the Administrative Agent) ~~Eurocurrency~~Term SOFR Borrowings outstanding.
(d) Notwithstanding any other provision of this Agreement, the Company shall not be entitled to request, or to elect to convert to or continue, any ~~Eurocurrency~~Term SOFR Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.
SECTION 2.03. Requests for Borrowings. (a) To request a Borrowing, the Company shall notify the Administrative Agent of such request by delivering to the Administrative Agent a completed Borrowing Request, executed by a Responsible Officer of the Company, (~~a~~i) in the case of a request for a ~~Eurocurrency~~Term SOFR Borrowing, not later than 1:00 p.m., New York City time, three U.S Government Securities Business Days before the date of the proposed Borrowing, (ii) if applicable pursuant to Section 2.11, in the case of a Daily Simple SOFR Borrowing, not later than 1:00 p.m., New York City time, four U.S. Government Securities Business Days before the date of the proposed Borrowing or (~~b~~iii) in the case of a request for an ABR Borrowing, not later than 1:00 p.m., New York City time, on the day of the proposed Borrowing (or such later time on such day as may be agreed to in writing by the Administrative Agent). Each Borrowing Request shall be irrevocable~~; provided that a Borrowing Request may, at the Company’s option, be conditioned on the consummation (or substantially concurrent consummation) of the IAB Acquisition on the date of the requested Borrowing, in which case such Borrowing Request may be withdrawn by the Company by facsimile or e-mail notice to the Administrative Agent, which must be received by the Administrative Agent not later than 9:00 a.m., New York City time, on the date of such requested Borrowing.~~.
(b) Each Borrowing Request shall specify the following information in compliance with Section 2.02:
        (i) the aggregate principal amount of the requested Borrowing;
(ii) the date of such Borrowing, which shall be a Business Day;
(iii) whether such Borrowing is to be an ABR Borrowing ~~or a Eurocurrency~~, a Term SOFR Borrowing, or, if applicable pursuant to Section 2.11, a Daily Simple SOFR Borrowing;
(iv) in the case of a ~~Eurocurrency~~Term SOFR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and
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(v) the location and number of the Company’s account (or such other account as shall be reasonably satisfactory to the Administrative Agent) to which funds are to be disbursed.
If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested ~~Eurocurrency~~Term SOFR Borrowing, then the Company shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
SECTION 2.04. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the Funding Date by wire transfer of immediately available funds by 10:00 a.m., New York City time (or, in the case of ABR Loans, such later time as shall be two hours after the delivery by the Company of a Borrowing Request therefor in accordance with Section 2.03), in each case, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Company by promptly remitting the amounts so received, in like funds, to the account or accounts specified by the Company in the applicable Borrowing Request.
(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance on such assumption, make available to the Company a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Company severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Company to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a payment to be made by the Company, the interest rate applicable to ABR Loans. If the Company and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Company the amount of such interest paid by the Company for such period. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any such payment by the Company shall be without prejudice to any claim the Company may have against a Lender that shall have failed to make such payment to the Administrative Agent.
SECTION 2.05. Interest Elections. (a) Each Borrowing initially shall be of the Type and, in the case of a ~~Eurocurrency~~Term SOFR Borrowing, shall have an initial Interest Period as specified in the applicable Borrowing Request or as otherwise provided in Section 2.03. Thereafter, the Company may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing and, in the case of a ~~Eurocurrency~~Term SOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Company may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.
(b) To make an election pursuant to this Section, the Company shall notify the Administrative Agent of such election by delivering to the Administrative Agent a completed Interest Election Request, executed by a Responsible Officer of the Company, by the time that a Borrowing Request would be required under Section 2.03 if the Company were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each Interest Election Request shall be irrevocable. Each Interest Election Request shall specify the following information in compliance with Section 2.02:
(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to
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each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
(iii) whether the resulting Borrowing is to be an ABR Borrowing ~~or a Eurocurrency~~, a Term SOFR Borrowing or, if applicable pursuant to Section 2.11, a Daily Simple SOFR Borrowing; and
(iv) if the resulting Borrowing is to be a ~~Eurocurrency~~Term SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.
If any such Interest Election Request requests a ~~Eurocurrency~~Term SOFR Borrowing but does not specify an Interest Period, then the Company shall be deemed to have selected an Interest Period of one month’s duration.
(c) Promptly following receipt of an Interest Election Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(d) If the Company fails to deliver a timely Interest Election Request with respect to a ~~Eurocurrency~~Term SOFR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a ~~Eurocurrency~~Term SOFR Borrowing for an additional Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing with respect to the Company, or if any other Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, has notified the Company of the election to give effect to this sentence on account of such other Event of Default, then, in each such case, so long as such Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a ~~Eurocurrency~~Term SOFR Borrowing and (ii) unless repaid, each ~~Eurocurrency~~Term SOFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.
SECTION 2.06. Termination of Commitments. (a) Unless previously terminated, the Commitment of each Lender shall automatically terminate on the earlier of (i) immediately after the making of the Loan by such Lender on the Funding Date and (ii) the Commitment Termination Date.
(b) The Company may at any time terminate, or from time to time permanently reduce, the Commitments; provided that each reduction of the Commitments shall be in an amount that is an integral multiple of US$1,000,000 and not less than US$5,000,000.
(c) The Company shall notify the Administrative Agent in writing of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying the effective date thereof. The Company shall provide the Administrative Agent reasonably prompt written notice of the occurrence of the Commitment Termination Date (other than on account of clause (a) of the definition of such term). Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination or reduction of the Commitments under paragraph (b) of this Section may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.
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SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender on the Maturity Date.
(b) The records maintained by the Administrative Agent and the Lenders shall be (in the case of the Lenders, to the extent they are not inconsistent with the records maintained by the Administrative Agent pursuant to Section 9.04(b)(iv)) prima facie evidence of the existence and amounts of the obligations of the Company in respect of the Loans, interest and fees due or accrued hereunder; provided that the failure of the Administrative Agent or any Lender to maintain such records or any error therein shall not in any manner affect the obligation of the Company to pay any amounts due hereunder in accordance with the terms of this Agreement.
(c) Any Lender may request in writing that Loans made by it be evidenced by a promissory note. Upon the Company’s receipt of any such written request, the Company shall prepare (substantially consistent with a form promissory note supplied to the Company by the Administrative Agent), execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein and its registered assigns.
SECTION 2.08. Prepayment of Loans. (a) The Company shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (but subject to Section 2.13), subject to the requirements of this Section.
(b) The Company shall notify the Administrative Agent in writing of any optional prepayment hereunder (i) in the case of prepayment of a ~~Eurocurrency~~Term SOFR Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of prepayment ~~and~~, (ii) in the case of prepayment of a Daily Simple SOFR Borrowing, 1:00 p.m., New York City time, four U.S. Government Securities Business Days before the date of prepayment or (iii) in the case of prepayment of an ABR Borrowing, not later than 1:00 p.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the Borrowing or Borrowings to be prepaid and the principal amount of each such Borrowing or portion thereof to be prepaid; provided that a notice of optional prepayment of Borrowings may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest on the amounts prepaid.
SECTION 2.09. Fees. (a) The Company agrees to pay to the Administrative Agent, for the account of each Lender a ticking fee, which shall accrue at 0.125% per annum on the daily amount of the Commitment of such Lender during the period (the “Ticking Fee Accrual Period”) from (i) the 60th day after the Signing Date to but excluding (ii) the earlier of (A) the Funding Date and (B) the date on which the Commitment of such Lender terminates. Accrued ticking fees shall be payable in arrears on the last day of the Ticking Fee Accrual Period (or, if such day is not a Business Day, then on the next following Business Day). All ticking fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
(b)    The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent.
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(c)    The Company agrees to pay to the Administrative Agent, for the account of each Lender, fees payable in the amounts and at the times separately agreed upon by the Company and the Arrangers pursuant to the fee letters entered into by the Company in connection herewith.
(d)    All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of the ticking fees or the fees referred to in paragraph (c) of this Section, to the Lenders entitled thereto. Fees paid hereunder shall not be refundable under any circumstances.
SECTION 2.10. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.
(b)    The Loans comprising each ~~Eurocurrency~~Term SOFR Borrowing shall bear interest at the Adjusted ~~LIBO Rate~~Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Rate.
(c)    The Loans comprising each Daily Simple SOFR Borrowing (if such Type of Borrowing is applicable pursuant to Section 2.11) shall bear interest at the Adjusted Daily Simple SOFR plus the Applicable Rate.
(d)    ~~(c)~~ Notwithstanding the foregoing, if any principal of or interest on any Loan or any other amount payable by the Company hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of or interest on any Loan, 2.00% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% per annum plus the rate applicable to ABR Loans, as provided in paragraph (a) of this Section.
(e)    ~~(d)~~ Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Maturity Date; provided that (i) interest accrued pursuant to paragraph (~~c~~d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of a ~~Eurocurrency~~Term SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
(f)    ~~(e)~~ All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted Term SOFR or Adjusted ~~LIBO Rate~~Daily Simple SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
SECTION 2.11. Alternate Rate of Interest. (a) Subject to Section 2.11(b), if ~~prior to the commencement of any Interest Period for a Eurocurrency Borrowing~~:
(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term SOFR Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted ~~LIBO Rate~~Term SOFR for such Interest Period (including because the ~~LIBO Screen~~Term SOFR Reference Rate is not available or published on a current basis)~~; provided that no Benchmark Transition Event shall have occurred~~ or (B) at ~~such~~any time, that adequate and reasonable means do not exist for ascertaining the Adjusted Daily Simple SOFR; or
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(ii) the Administrative Agent is advised by the Required Lenders (A) prior to the commencement of any Interest Period for a Term SOFR Borrowing, that the Adjusted ~~LIBO Rate~~Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period or (B) at any time, that the Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in any Daily Simple SOFR Borrowing;
then the Administrative Agent shall give notice thereof (which may be by telephone) to the Company and the Lenders as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist~~,~~ with respect to the relevant Benchmark, which the Administrative Agent agrees promptly to do, and (~~A~~y) the Company delivers a new Interest Election Request in accordance with the terms of Section 2.06 or a new Borrowing Request in accordance with the terms of Section 2.03, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a ~~Eurocurrency~~Term SOFR Borrowing ~~shall be ineffective and such Borrowing shall, unless repaid, continue as an ABR Borrowing~~ and ~~(B) if~~ any Borrowing Request that requests a ~~Eurocurrency~~Term SOFR Borrowing~~, such Borrowing~~ shall instead be ~~made as~~deemed to be an ~~ABR~~Interest Election Request or a Borrowing~~.(b)~~  Request, as applicable, for (x) a Daily Simple SOFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.11(a)(i) or 2.11(a)(ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.11(a)(i) or 2.11(a)(ii) above. Furthermore, if any Term SOFR Loan or Daily Simple SOFR Loan is outstanding on the date of the Company’s receipt of the notice from the Administrative Agent referred to in this Section 2.11(a) with respect to the Relevant Rate applicable to such Term SOFR Loan or Daily Simple SOFR Loan, then until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark, which the Administrative Agent agrees promptly to do, and (y) the Company delivers a new Interest Election Request in accordance with the terms of Section 2.06 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Term SOFR Loan shall on the last day of the Interest Period applicable to such Loan convert to, and shall constitute, (x) a Daily Simple SOFR Loan so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.11(a)(i) or 2.11(ii) above or (y) an ABR Loan if the Adjusted Daily Simple SOFR also is the subject of Section 2.11(a)(i) or 2.11(ii) above, on such day and (2) any Daily Simple SOFR Loan shall on and from such day convert to, and shall constitute, an ABR Loan.
(b) (i) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event ~~or an Early Opt-In Election, as applicable,~~ and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (~~A~~x) if a Benchmark Replacement is determined in accordance with clause (~~a) or (b~~1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (~~B~~y) if a Benchmark Replacement is determined in accordance with clause (~~c~~2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.
~~(ii) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting~~
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~~of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any other Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this paragraph shall not be effective unless the Administrative Agent has delivered to the Lenders and the Company a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion.~~
(ii) ~~(iii) In connection with the implementation of a Benchmark Replacement~~ Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(iii) ~~(iv)~~  The Administrative Agent will promptly notify the Company and the Lenders of (A) any occurrence of a Benchmark Transition Event, ~~a Term SOFR Transition Event or an Early Opt-In Election, as applicable, and its related Benchmark Replacement Date,~~ (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (b)(~~v~~iv) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.11, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.11.
(iv) ~~(v)~~  Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR ~~or LIBO Rate~~) and either (x) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (y) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (x) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (y) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(v) ~~(vi)~~  Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Company may revoke any request for a borrowing of, conversion to or continuation of ~~Eurocurrency~~Term SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Company will be deemed to have converted any such request into a request for a borrowing of or conversion to ~~ABR Loans~~(A) a Daily Simple SOFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. Furthermore, if any Term SOFR Loan is outstanding on the date of the Company’s receipt of notice of the
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commencement of a Benchmark Unavailability Period with respect to Term SOFR, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.11(b), any Term SOFR Loan shall on the last day of the Interest Period applicable to such Loan convert to, and shall constitute, (x) a Daily Simple SOFR Loan so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event on such day. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternate Base Rate ~~and such component shall be deemed to be zero~~.
SECTION 2.12. Increased Costs; Illegality. (a) If any Change in Law shall:
(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender ~~(except any such reserve requirement reflected in the Adjusted LIBO Rate)~~;
(ii) impose on any Lender or the ~~London~~applicable interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or the Loans made by such Lender; or
(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of the term “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;
and the result of any of the foregoing shall be to increase the cost to such Lender or other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any Loan, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, from time to time within 30 days following written request of such Lender or other Recipient (accompanied by a certificate in accordance with paragraph (c) of this Section), the Company will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient for such additional costs or expenses incurred or reduction suffered; provided that such Lender or other Recipient shall only be entitled to seek such additional amounts if such Person is generally seeking or is commencing to seek the payment of similar additional amounts from similarly situated borrowers in comparable credit facilities to the extent it is entitled to do so.
(b) If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then, from time to time within 30 days following written request of such Lender (accompanied by a certificate in accordance with paragraph (c) of this Section), the Company will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered; provided that such Lender shall only be entitled to seek such additional amounts if such Person is generally seeking or is commencing to seek the payment of similar additional amounts from similarly situated borrowers in comparable credit facilities to the extent it is entitled to do so.
(c) A certificate of a Lender setting forth, in reasonable detail (to the extent practicable), the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive
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absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 30 days after the Company’s receipt of such certificate.
(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender pursuant to this Section for any increased costs or expenses incurred or reductions suffered more than 180 days prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased costs or expenses or reductions and of such Lender’s intention to claim compensation therefor; provided further that if the Change in Law giving rise to such increased costs, expenses or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
(e) If any Lender determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or the applicable lending office of such Lender to make, maintain or fund any ~~Eurocurrency~~Term SOFR Loan or to charge interest with respect to any Loan, or to determine or charge interest rates, based upon the ~~LIBO Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, US Dollars in the London interbank market~~Term SOFR, then, upon notice thereof by such Lender to the Company and the Administrative Agent, (i) any obligation of such Lender to make, maintain or fund any ~~Eurocurrency~~Term SOFR Loan, or to continue any ~~Eurocurrency~~Term SOFR Loan or convert any ABR Loan into a ~~Eurocurrency~~Term SOFR Loan, or to charge interest with respect to any Loan, or to determine or charge interest rates, based upon the ~~LIBO Rate~~Term SOFR, in each case, shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to the Adjusted ~~LIBO Rate~~Term SOFR component of the Alternate Base Rate, the interest rate on the ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted ~~LIBO Rate~~Term SOFR component of the Alternate Base Rate, in each case until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (A) the Company shall, upon written demand from such Lender (with a copy to the Administrative Agent) prepay or, if applicable, convert all ~~Eurocurrency~~Term SOFR Loans of such Lender to ABR Loans (the interest rate on the ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted ~~LIBO Rate~~Term SOFR component of the Alternate Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such ~~Eurocurrency~~Term SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such ~~Eurocurrency~~Term SOFR Loans and (B) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the ~~LIBO Rate~~Term SOFR, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the Adjusted ~~LIBO Rate~~Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the ~~LIBO Rate~~Term SOFR. Upon any such prepayment or conversion, the Company shall also pay accrued interest on the amount so prepaid or converted.
SECTION 2.13. Break Funding Payments. In the event of (a) the payment of any principal of any ~~Eurocurrency~~Term SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion or continuation of any ~~Eurocurrency~~Term SOFR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert or continue any ~~Eurocurrency~~Term SOFR Loan on the date specified in any notice delivered pursuant hereto (whether or not such notice may be revoked in accordance with the terms hereof), (d) the failure to prepay any ~~Eurocurrency~~Term SOFR Loan on a date specified therefor in any notice of prepayment given by the Company (whether or not such notice may be revoked in accordance with the terms hereof) or (e) the assignment of any ~~Eurocurrency~~Term SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.16, then, in any such event, the Company shall compensate each Lender for the loss, cost and expense attributable to such event (but not lost profits) within 30 days following written request of such Lender (accompanied by a certificate described below in this Section)~~. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not~~
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~~occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan (but not including the Applicable Rate applicable thereto), for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate such Lender would bid if it were to bid, at the commencement of such period, for US Dollar deposits of a comparable amount and period from other banks in the London interbank market~~. A certificate of any Lender delivered to the Company and setting forth, in reasonable detail (to the extent practicable), any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 30 days after the Company’s receipt of such certificate.
SECTION 2.14. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Company under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Company shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b) Payment of Other Taxes by the Company. The Company shall timely pay to the relevant Governmental Authority in accordance with applicable law, or if the Administrative Agent shall have advised the Company in writing that it shall make such payment, timely reimburse the Administrative Agent for the payment of, any Other Taxes.
(c) Evidence of Payment. As soon as practicable after any payment of Taxes by the Company to a Governmental Authority pursuant to this Section, the Company shall deliver to the Administrative Agent, upon Administrative Agent’s written request, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(d) Indemnification by the Company. The Company shall indemnify each Recipient, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Company has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Company to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c)(ii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise
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payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).
(f) Status of Lenders.
(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company and the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(f)(ii)(A), 2.14(f)(ii)(B) or 2.14(f)(ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii) Without limiting the generality of the foregoing:
(A) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;
(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable:
(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2) executed copies of IRS Form W-8ECI;
(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Company as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W 8BEN-E; or
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(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W 8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;
(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and
(D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Taxes imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so.
(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (g) shall not be construed to
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require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under this Agreement and the other Loan Documents.
(i) For purposes of this Section, the term “applicable law” includes FATCA.
SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Company shall make each payment required to be made by it hereunder or under any other Loan Document prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 3:00 p.m., New York City time), on the date when due, in immediately available funds, without any defense, setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at such account as may be specified by the Administrative Agent, except that payments pursuant to Sections 2.12, 2.13, 2.14 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payment received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder and under each other Loan Document shall be made in US Dollars.
(b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied towards payment of the amounts then due hereunder ratably among the parties entitled thereto, in accordance with the amounts then due to such parties.
(c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall notify the Administrative Agent of such fact and shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the amount of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph (c) shall not be construed to apply to any payment made by the Company pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as in effect from time to time) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any Person that is an Eligible Assignee (as such term is defined herein from time to time). The Company consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Company rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Company in the amount of such participation.
(d) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders that the Company will not make such payment, the Administrative Agent may assume that the Company has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Company has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including
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the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
(e) If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged.
SECTION 2.16. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.12 (or gives a notice under Section 2.12(e)), or if the Company is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall (at the request of the Company) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future (or, in the case of a notice under Section 2.12(e), would eliminate the illegality referred to in such Section) and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation within 30 days following written request of such Lender (accompanied by reasonable back-up documentation relating thereto).
(b) If (i) any Lender requests compensation under Section 2.12 (or gives a notice under Section 2.12(e)), (ii) the Company is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, (iii) any Lender has become a Defaulting Lender, (iv) any Lender is a Disqualified Lender or (v) any Lender has failed to consent to a proposed amendment, waiver or other modification that under Section 9.02 requires the consent of all the Lenders (or all the affected Lenders) and with respect to which the Required Lenders shall have granted their consent, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or 2.14) and obligations under this Agreement and the other Loan Documents to an Eligible Assignee that shall assume such obligations (which may be another Lender, if a Lender accepts such assignment and delegation); provided that (A) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (in the case of such principal and accrued interest and fees) or the Company (in the case of all other amounts), (C) in the case of any such assignment and delegation resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments, (D) such assignment does not conflict with applicable law and (E) in the case of any such assignment and delegation resulting from the failure to provide a consent, the assignee shall have given such consent and, as a result of such assignment and delegation and any contemporaneous assignments and delegations and consents, the applicable amendment, waiver, discharge or termination can be effected. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation have ceased to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph (b) may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto.
SECTION 2.17. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
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(a) the ticking fees shall cease to accrue on the Commitment of such Defaulting Lender;
(b) the Commitment and the Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof; and
(c) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 2.15(c) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Company may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default exists, to the payment of any amounts owing to the Company as a result of any judgment of a court of competent jurisdiction obtained by the Company against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Article IV were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with their respective Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and such Defaulting Lender irrevocably consents hereto.
In the event that the Administrative Agent and the Company each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then on such date such Lender shall take such actions as the Administrative Agent may determine to be appropriate in connection with such Lender ceasing to be a Defaulting Lender, and such Lender shall thereupon cease to be a Defaulting Lender (but all amendments, waivers or modifications effected without its consent in accordance with the provisions of Section 9.02 and this Section during such period shall be binding on it).
The rights and remedies against, and with respect to, a Defaulting Lender under this Section are in addition to, and cumulative and not in limitation of, all other rights and remedies that the Administrative Agent, any Lender or the Company may at any time have against, or with respect to, such Defaulting Lender.
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ARTICLE III

Representations and Warranties
The Company represents and warrants to the Administrative Agent and the Lenders, on the Effective Date and the Funding Date, that:
SECTION 3.01. Organization; Powers. Each of the Company and its Subsidiaries (a) is duly organized, validly existing and, to the extent such concept is applicable in the relevant jurisdiction, in good standing under the laws of the jurisdiction of its organization, (b) has all power and authority required for the ownership and operation of its properties and the conduct of its business as now conducted and (c) is qualified to do business and is in good standing (or the equivalent, if applicable), in every jurisdiction where such qualification is required, except, in each case under clauses (a) (other than with respect to the Company), (b) and (c) above, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
SECTION 3.02. Authorization; Enforceability. The Financing Transactions to be entered into by the Company are within the Company’s corporate powers and have been duly authorized by all necessary corporate and, if required, shareholder action of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 3.03. Governmental Approvals; Absence of Conflicts. The Financing Transactions (a) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) do not and will not violate any applicable law, including any order of any Governmental Authority, (c) do not and will not violate the articles of incorporation or bylaws of the Company, (d) do not and will not violate or result (alone or with notice or lapse of time or both) in a default under any agreement or instrument binding upon the Company or any Subsidiary or any of their assets, and (e) do not and will not result in the creation or imposition of any Lien on any asset of the Company or any Subsidiary, other than Liens permitted under Section 6.02, in each case under clause (a), (b) and (d) above, except to the extent that any of the foregoing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Company has heretofore made available to the Lenders (i) its consolidated balance sheet and related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows as of and for the fiscal year ended October 2, 2020, audited by and accompanied by the opinion of KPMG LLP, and (ii) its unaudited consolidated balance sheet and related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows as of and for the fiscal quarters and the portion of the fiscal year ended January 1, 2021 and April 2, 2021. Such financial statements present fairly, in all material respects, the financial position and the results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes in the case of the statements referred to in clause (ii) above.
(b) Since October 2, 2020, there has been no event or condition that has resulted, or would reasonably be expected to result, in a material adverse change in the business, assets, liabilities, operations or financial condition of the Company and the Subsidiaries, taken as a whole.
SECTION 3.05. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any Governmental Authority or arbitrator pending against or, to the knowledge of the Company, threatened in writing against the Company or any Subsidiary that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(b) Except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any Subsidiary (i) since
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October 2, 2020 has failed to comply with any Environmental Law or to obtain, maintain or comply with any Governmental Approval required under any Environmental Law, (ii) is subject to any Environmental Liability or (iii) since October 2, 2020 has received written notice of any claim with respect to any Environmental Liability.
SECTION 3.06. Compliance with Laws. The Company and each Subsidiary is in compliance with all laws, including all Environmental Laws, and all orders of any Governmental Authority, applicable to it, its operations or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
SECTION 3.07. Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to promote compliance in all material respects by the Company and the Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company and the Subsidiaries and their respective officers and directors and, to the knowledge of the Company, their respective employees and agents are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Company or any Subsidiary or any of their respective directors or officers or, to the knowledge of the Company, their respective employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from any credit facility established hereby, is a Sanctioned Person.
SECTION 3.08. Investment Company Status. The Company is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.
SECTION 3.09. ERISA. No ERISA Events have occurred or are reasonably expected to occur that would, in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and each ERISA Affiliate is in compliance in all material respects with the applicable provisions of ERISA and the Code with respect to each Plan, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, neither the Company nor any ERISA Affiliate has (a) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (b) failed to make any contribution or payment to any Plan or Multiemployer Plan, or made any amendment to any Plan that has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, or (c) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA that are not past due. The assets of the Company are not and will not be “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Plans during the term of the Loans and the Commitments.
SECTION 3.10. Taxes. The Company and each Subsidiary has timely filed, or caused to be filed, all Tax returns and reports required to have been filed and has paid, or caused to be paid, all Taxes required to be paid by it, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings and (ii) the Company or such Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP or (b) the failure to file such return or make such payment would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
SECTION 3.11. Solvency. On the Effective Date and on the Funding Date, immediately after giving effect to the Transactions to occur on such date, including the making of the Loans and the application of the proceeds thereof, (a) the fair value of the assets of the Company and its Subsidiaries, on a consolidated basis, will exceed their debts and liabilities, on a consolidated basis, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of the Company and its Subsidiaries, on a consolidated basis, will be greater than the amount that will be required to pay the probable liabilities on their debts and other liabilities, on a consolidated basis, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) the Company and its Subsidiaries, on a consolidated basis, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (d) the Company and its Subsidiaries, on a consolidated basis, are not engaged in and are not about to engage in business for which they will have unreasonably small capital. For purposes of this Section, the amount of the
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contingent liabilities of the Company and the Subsidiaries at any time shall be computed at the amount that, in light of all the facts and circumstances existing as of the Effective Date or the Funding Date, as the case may be, represents the amount that can reasonably be expected to become an actual or matured liability.
SECTION 3.12. Disclosure. As of the Effective Date, neither the Confidential Information Memorandum nor any other written information (other than any projections and forward-looking statements and information of a general economic or industry-specific nature) furnished by or on behalf of the Company or any Subsidiary to the Administrative Agent, any Arranger or any Lender in connection with the negotiation of this Agreement, when taken as a whole after giving effect to all supplements and updates theretofore furnished, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made. Any projections or other forward-looking statements that have been furnished by or on behalf of the Company to the Administrative Agent, any Arranger or any Lender in connection with the negotiation of this Agreement have been prepared in good faith based upon assumptions that are believed by the Company to be reasonable at the time made and at the time such projections are furnished to the Administrative Agent, any Arranger or any Lender, it being recognized that projections and other forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond the Company’s control and are not to be viewed as facts, that actual results during the period or periods covered by the projections may differ from the projected results, that such differences may be material and that no assurance can be given that any projection will be realized.
SECTION 3.13. Federal Reserve Regulations. Neither the Company nor any Subsidiary is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of the Loans will be used, directly or indirectly, for any purpose that violates (including on the part of any Lender) any of the regulations of the Board of Governors, including Regulations U and X.
SECTION 3.14. Use of Proceeds. The Company will use the proceeds of the Loans solely to finance, in part, the IAB Acquisition and the payment of fees, costs and expenses related to the Transactions. The Company will not request any Borrowing, and the Company will not use, and will procure that the Subsidiaries will not use, the proceeds of any Borrowing (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
SECTION 3.15. Affected Financial Institutions. The Company is not an Affected Financial Institution.
ARTICLE IV

Conditions Precedent
SECTION 4.01. Conditions to Effective Date. This Agreement shall not become effective until the date on which each of the following conditions shall be satisfied (or waived in accordance with Section 9.02); provided that the obligations of the Lenders to make Loans are further subject to the satisfaction (or waiver in accordance with Section 9.02) of the conditions precedent set forth in Section 4.02:
(a) The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Agreement executed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which, subject to Section 9.06(b), may include any Electronic Signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page) that such party has signed a counterpart of this Agreement.
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(b) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Jones Day, counsel for the Company, in form and substance reasonably satisfactory to the Administrative Agent.
(c) The Administrative Agent shall have received a certificate of the Company, dated the Effective Date and executed by the secretary or an assistant secretary of the Company and in form and substance reasonably satisfactory to the Administrative Agent, attaching (i) a copy of the articles of incorporation of the Company, which shall be certified as of the Effective Date or a recent date prior thereto by the appropriate Governmental Authority, and the bylaws of the Company, (ii) signature and incumbency certificates of the officers of the Company executing any Loan Document, (iii) resolutions of the board of directors of the Company approving and authorizing the execution, delivery and performance of the Loan Documents, certified as of the Effective Date by such secretary or assistant secretary as being in full force and effect without modification or amendment, and (iv) a good standing certificate from the applicable Governmental Authority of the State of Delaware, dated the Effective Date or a recent date prior thereto.
(d) The Administrative Agent shall have received a customary certificate, dated the Effective Date and signed by a Responsible Officer of the Company, certifying that, as of the Effective Date, (i) the representations and warranties of the Company set forth in the Loan Documents are true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects and (ii) no Default has occurred and is continuing.
(e) The Company shall have paid, on or prior to the Effective Date, all fees, expenses and other amounts payable by it on or prior to the Effective Date under this Agreement, the Commitment Letter and the Fee Letters (in the case of expenses and other amounts, solely to the extent invoiced at least two Business Days prior to the Effective Date).
(f) The Administrative Agent shall have received, at least two Business Days prior to the Effective Date, all documentation and other information requested by it (including at the request of any Lender) in writing to the Company at least 10 Business Days prior to the Effective Date that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation.
The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
SECTION 4.02. Conditions to Funding Date. The obligation of each Lender to make a Loan hereunder is subject to the occurrence of the Effective Date, receipt by the Administrative Agent of a Borrowing Request therefor in accordance with Section 2.03 and the satisfaction (or waiver in accordance with Section 9.02) of the following conditions:
(a) The IAB Acquisition shall have been (or, substantially concurrently with the funding of the Loans on the Funding Date, shall be) consummated pursuant to, and in all material respects in accordance with, the terms of the IAB Acquisition Agreement. The IAB Acquisition Agreement shall not have been amended, supplemented or modified in any respect, or any provision or condition therein waived, or any consent granted thereunder (directly or indirectly), by the Company or any of the Subsidiaries, if such amendment, supplementation, modification, waiver or consent would be material and adverse to the interests of the Lenders or the Arrangers (in either case, in their capacities as such) without the Arrangers’ prior written consent (such consent not to be unreasonably withheld, delayed or conditioned), it being understood and agreed that (i) any reduction, when taken together with all prior reductions, of less than 10% in the original consideration for the IAB Acquisition will be deemed not to be (and any such reduction of 10% or more will be deemed to be) material and adverse to interests of the Lenders or the Arrangers, provided, in the case of any such reduction of less than 10%, that the aggregate principal amount of the Bridge Facility (and, upon the termination of the Bridge Facility, the
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Commitments) shall have been reduced on a dollar-for-dollar basis, (ii) any increase, when taken together with all prior increases, of less than 10% in the original consideration for the IAB Acquisition will be deemed not to be (and any such increase of 10% or more will be deemed to be) material and adverse to interests of the Lenders and the Arrangers and (iii) the updating of certain schedules to the disclosure schedules referred to in the IAB Acquisition Agreement, as such updating is expressly contemplated by the IAB Acquisition Agreement as in effect on the Signing Date, will be deemed not to be material and adverse to interests of the Lenders and the Arrangers.
(b) The Administrative Agent shall have received a customary certificate, dated the Funding Date and signed by a Responsible Officer of the Company, certifying that, as of the Funding Date, the conditions set forth in paragraphs (a), (c) and (d) of this Section have been satisfied.
(c) At the time of and after giving effect to the borrowing of the Loans on the Funding Date and application of the proceeds thereof, (i) the IAB Acquisition Agreement Representations shall be true and correct, (ii) the Specified Representations shall be true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects and (iii) there shall not exist any Event of Default under clause (a) or (b) of Article VII or, with respect to the Company, under clause (h) or (i) of Article VII.
(d) Since January 2, 2021, there shall not have occurred an IAB Material Adverse Effect.
(e) The Administrative Agent shall have received a certificate, substantially in the form of Exhibit E, dated as of the Funding Date and executed by the chief financial officer of the Company, certifying that, as of the Funding Date, the Company and the Subsidiaries, on a consolidated basis after giving effect to the Transactions that are to occur on such date, are solvent.
(f) The Arrangers shall have received a copy of the Release Documentation (as defined in the IAB Acquisition Agreement as in effect on the Signing Date) and the releases and terminations contemplated thereby shall have, or substantially concurrently with the consummation of the IAB Acquisition shall, become effective.
(g) The Company shall have paid, on or prior to the Funding Date (or concurrently with the funding of the Loans on the Funding Date shall pay), all fees, expenses and other amounts payable by it on or prior to the Funding Date under this Agreement, the Commitment Letter and the Fee Letters (in the case of expenses and other amounts, solely to the extent invoiced at least two Business Days prior to the Funding Date).
The Administrative Agent shall notify the Company and the Lenders of the Funding Date, and such notice shall be conclusive and binding.
ARTICLE V

Affirmative Covenants
Until the Commitments shall have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable hereunder (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) shall have been paid in full, the Company covenants and agrees with the Lenders that:
SECTION 5.01. Financial Statements and Other Information. The Company will furnish to the Administrative Agent, on behalf of each Lender:
(a) within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related consolidated statements of operation, comprehensive income, stockholders’ equity and cash flows as of the end of and for such fiscal year, setting forth
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in each case in comparative form the figures for the prior fiscal year, all audited by and accompanied by the opinion of KPMG LLP or another independent registered public accounting firm of recognized national standing (without a “going concern” or like qualification, exception or emphasis and without any qualification, exception or emphasis as to the scope of such audit) to the effect that such consolidated financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries on a consolidated basis as of the end of and for such year in accordance with GAAP;
(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, the unaudited consolidated balance sheet as of the end of such fiscal quarter, the related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for such fiscal quarter and the then elapsed portion of the fiscal year, in each case setting forth in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the prior fiscal year, all certified by a Financial Officer of the Company as presenting fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries on a consolidated basis as of the end of and for such fiscal quarter or, as applicable, such portion of the fiscal year in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes;
(c) within five Business Days of each delivery of financial statements under clause (a) or (b) above, a completed Compliance Certificate signed by a Financial Officer of the Company, (i) certifying as to whether a Default has occurred and is continuing on such date and, if a Default has occurred and is continuing on such date, specifying the reasonable details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth reasonably detailed calculations of the financial covenant in Section 6.06;
(d) reasonably promptly after publication of any change by Moody’s, S&P or Fitch in its Rating, notice of such change;
(e) reasonably promptly following a written request therefor, any documentation or other information that the Administrative Agent or a Lender (through the Administrative Agent) reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation; and
(f) reasonably promptly after any written request therefor, such other information regarding the operations, business affairs, assets, liabilities (including contingent liabilities) and financial condition of the Company or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request in writing; provided that the Company shall not be required to provide any such information to the extent that the provision thereof would, in the Company’s good faith judgment, violate any work product or attorney-client privilege (or result in the loss thereof), violate any law, rule or regulation applicable to the Company and/or any Subsidiary or any obligation of confidentiality to a third party binding on the Company and/or any Subsidiary (so long as such confidentiality obligation was not entered into in contemplation of preventing such information from being provided and the Company and the applicable Subsidiary use commercially reasonable efforts to obtain a waiver of any such confidentiality obligation); provided further that the Company shall provide the Administrative Agent with notice of the existence of any such information that is being withheld.
Information required to be delivered pursuant to clause (a) or (b) of this Section shall be deemed to have been delivered to the Administrative Agent and the Lenders if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on the Approved Electronic Platform or shall be publicly available on the website of the SEC at http://www.sec.gov. Information required to be delivered pursuant to this Section to the Administrative Agent may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.
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SECTION 5.02. Notices of Material Events. Reasonably promptly after any Responsible Officer of the Company obtains knowledge thereof, the Company will furnish to the Administrative Agent written notice of the following:
(a) the occurrence of any Default;
(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Subsidiary, or any adverse development in any such pending action, suit or proceeding not previously disclosed in writing by the Company to the Administrative Agent, that in each case would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;
(c) the occurrence of any ERISA Events or Foreign Benefit Events that would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect; or
(d) any violations of any Environmental Law or the assertion of any Environmental Liability that would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.
Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer of the Company (in the case of clause (a) above, stating that it is a “notice of default”) setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
SECTION 5.03. Existence; Conduct of Business. The Company will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (a) its legal existence and (b) the rights, licenses, permits, privileges and franchises material to the conduct of the business of the Company and the Subsidiaries taken as a whole, except, other than with respect to the legal existence of the Company, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any transaction permitted under Section 6.04(a).
SECTION 5.04. Payment of Taxes. The Company will, and will cause each Subsidiary to, pay its Taxes before the same shall become delinquent or in default, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings and (ii) the Company or such Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP or (b) the failure to make such payment would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
SECTION 5.05. Maintenance of Properties and Rights. The Company will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, and will take all actions that in the reasonable judgment of the Company are reasonably necessary to protect all patents, trademarks, copyrights, licenses, technology, software, domain names and other intellectual property rights necessary to the conduct of its business as currently conducted and proposed to be conducted, except in each case where the failure to take any such actions or keep or maintain such property, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any transaction permitted under Section 6.04(a).
SECTION 5.06. Insurance. The Company will, and will cause each Subsidiary to, maintain, with insurance companies that the Company believes (in the good faith judgment of the management of the Company) are financially sound and reputable (including captive insurance subsidiaries), insurance in such amounts (with no greater risk retention) and against such risks as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations or consistent with the Company’s past practices.
SECTION 5.07. Books and Records; Inspection and Audit Rights. The Company will, and will cause each Subsidiary to, keep proper books of record and account in which entries that are true and correct in
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all material respects are made of all material dealings and transactions in relation to its business and activities sufficient to permit the preparation of financial statements in accordance with GAAP. The Company will, and will cause each Subsidiary to, permit the Administrative Agent (acting on its own behalf or on behalf of any of the Lenders), and any agent designated by the Administrative Agent, upon reasonable prior written notice, (a) to visit and reasonably inspect its properties, (b) to examine and make extracts from its books and records and (c) to discuss its operations, business affairs, assets, liabilities (including contingent liabilities) and financial condition with its officers and accountants, all at such reasonable times during normal business hours as reasonably requested; provided that the Administrative Agent may not exercise such rights more often than once during any calendar year (it being understood that any expenses incurred by the Administrative Agent in connection therewith shall be subject to reimbursement by the Company in accordance with Section 9.03); provided further that when an Event of Default exists, the Administrative Agent (or any of its agents) may do any of the foregoing (at the expense of the Company) at any time during normal business hours and upon reasonable advance notice. The Administrative Agent shall give the Company the opportunity to participate in any discussions with the Company’s independent accountants. Notwithstanding anything to the contrary in this Section, neither the Company nor any Subsidiary shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter to the extent that such disclosure, inspection, examination or discussion would, in the Company’s good faith judgment, violate any work product or attorney-client privilege (or result in the loss thereof), violate any law, rule or regulation applicable to the Company and/or any Subsidiary or any obligation of confidentiality to a third party binding on the Company or any Subsidiary (so long as such confidentiality obligation was not entered into in contemplation of preventing such disclosure, inspection, examination or discussion and the Company or the applicable Subsidiary uses commercially reasonable efforts to obtain a waiver of any such confidentiality obligation); provided that, to the extent the Company is legally and contractually permitted to do so and such notice doesn’t violate any order of any court or administrative agency, the Company shall provide the Administrative Agent with reasonable notice of the existence of any such information that is being so withheld.
SECTION 5.08. Compliance with Laws. The Company will, and will cause each Subsidiary to, comply with all laws, including all Environmental Laws, and all orders of any Governmental Authority, applicable to it, its operations or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Company will maintain in effect and enforce policies and procedures designed to promote compliance in all material respects by the Company and the Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
SECTION 5.09. Use of Proceeds. (a) The proceeds of the Loans will be used solely to finance, in part, the IAB Acquisition and to pay fees, costs and expenses incurred in connection with the Transactions.
(b) The Company will not request any Borrowing, and the Company will not use, and will ensure that its Subsidiaries will not use, the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
ARTICLE VI

Negative Covenants
Until the Commitments shall have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable hereunder (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) shall have been paid in full, the Company covenants and agrees with the Lenders that:
SECTION 6.01. Subsidiary Indebtedness. The Company will not permit any Subsidiary to create, incur, assume or permit to exist any Indebtedness, other than:
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(a) Indebtedness existing on the Effective Date and set forth on Schedule 6.01 and any renewals, extensions, refinancings or replacements thereof; provided that the amount of such Indebtedness is not increased at the time of such renewal, extension, refinancing or replacement thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such renewal, extension, refinancing or replacement;
(b) Indebtedness of any Subsidiary owed to the Company or any other Subsidiary; provided that such Indebtedness shall not have been transferred to any Person other than the Company or a Subsidiary;
(c) Guarantees by any Subsidiary of Indebtedness of any other Subsidiary; provided that a Subsidiary shall not Guarantee Indebtedness of any other Subsidiary that it would not have been permitted to incur under this Section if it were a primary obligor thereon;
(d) Indebtedness of any Subsidiary (i) incurred to finance the acquisition, construction, repair or improvement, as applicable, of any fixed or capital assets (including Capital Lease Obligations) or any demonstration or evaluation equipment (including with respect to equipment bailments and equipment demonstration or evaluation loans); provided that such Indebtedness related to the acquisition, construction, repair or improvement of (x) any fixed or capital assets is incurred prior to or within 270 days after such acquisition or the completion of such construction, repair or improvement and the principal amount of such Indebtedness does not exceed the cost of acquiring, constructing, repairing or improving such fixed or capital assets and (y) any demonstration or evaluation equipment is incurred prior to or within 18 months after such demonstration or evaluation equipment is received by the applicable Subsidiary and the principal amount of such Indebtedness does not exceed the cost of acquiring, constructing, repairing or improving such demonstration or evaluation equipment, or (ii) assumed in connection with the acquisition of any fixed or capital assets, or any demonstration or evaluation equipment, and, in each case, any renewals, extensions, refinancings or replacements thereof; provided that the amount of such Indebtedness is not increased at the time of such renewal, extension, refinancing or replacement thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such renewal, extension, refinancing or replacement;
(e) Indebtedness of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the Effective Date, or Indebtedness of any Person that is assumed by any Subsidiary after the Effective Date in connection with an acquisition of assets by such Subsidiary in an Acquisition permitted hereunder; provided that such Indebtedness exists at the time such Person becomes a Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation) or such assets being acquired, and any renewals, extensions, refinancings and replacements thereof; provided, further, that the amount of such Indebtedness is not increased at the time of such renewal, extension, refinancing or replacement thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such renewal, extension, refinancing or replacement;
(f) Indebtedness in respect of letters of credit, bank guarantees, bankers’ acceptances and similar instruments issued for the account of any Subsidiary in the ordinary course of business;
(g) Indebtedness in respect of netting services, overdraft protections and otherwise arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds, overdraft or any similar services, in each case in the ordinary course of business;
(h) (i) Indebtedness with respect to surety, appeal, indemnity, performance, bid or other similar bonds in the ordinary course of business, (ii) Indebtedness in the form of purchase price adjustments, earn-outs, earnest money or similar obligations incurred in connection with any Acquisition or any Disposition or joint venture investment not prohibited hereunder and (iii) Indebtedness in the form of guaranties of performance, completion, quality and the like provided
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by any Subsidiary with respect to performance or similar obligations owing to any customer or supplier by the Company or any of its Subsidiaries;
(i) Indebtedness owing to any insurance company in connection with the financing of insurance premiums in the ordinary course of business;
(j) customer and supplier consignments, deposits and advance payments received in the ordinary course of business from customers or suppliers for goods or services purchased or sold in the ordinary course of business;
(k) in the case of Subsidiaries that are designated as borrowers under the Revolving Credit Agreement, Indebtedness of such Subsidiaries under the Revolving Credit Agreement;
(l) obligations of any Subsidiary incurred under or in connection with any Securitization; provided that such Securitization shall be permitted by Section 6.02(n)(i); and
(m) other Indebtedness; provided that at the time of and after giving pro forma effect to the incurrence of any such Indebtedness and the application of the proceeds thereof, the sum, without duplication, of (i) the aggregate principal amount of outstanding Indebtedness permitted in reliance on this clause (m), (ii) the aggregate principal amount of the outstanding Indebtedness secured by Liens permitted in reliance on Section 6.02(o) and (iii) the Attributable Debt in respect of all outstanding Sale/Leaseback Transactions permitted in reliance on Section 6.03(b) does not exceed 15.0% of Consolidated Net Tangible Assets.
SECTION 6.02. Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof (including pursuant to a Securitization), except:
(a) Permitted Liens;
(b) any Lien on any asset (and any additions, parts, attachments, improvements and accessions thereto and the proceeds thereof) of the Company or any Subsidiary existing on the Effective Date and set forth on Schedule 6.02; provided that (i) such Lien shall not apply to any other asset of the Company or any Subsidiary (other than additions, parts, attachments, improvements or accessions thereto and the proceeds thereof) and (ii) such Lien shall secure only those obligations that it secures on the Effective Date and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such extension, renewal, refinancing or replacement;
(c) Liens on fixed or capital assets (and any additions, parts, attachments, improvements and accessions thereto and the proceeds thereof) acquired, constructed, repaired or improved by the Company or any Subsidiary securing Indebtedness or other obligations incurred to finance such acquisition, construction, repair or improvement (including purchase money Liens) and extensions, renewals, refinancings and replacement thereof that do not increase the outstanding principal amount thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such extension, renewal, refinancing or replacement; provided that (i) such Liens and the Indebtedness secured thereby are incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement, (ii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing, repairing or improving such fixed or capital assets and (iii) such Liens shall not apply to any other assets of the Company or any Subsidiary (other than additions, parts,
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attachments, improvements and accessions thereto and the proceeds thereof); provided further that individual financings of equipment or other fixed or capital assets in favor of any Person (or its Affiliates) that are, in each case, permitted to be secured under this clause (c) may be cross-collateralized to other such financings provided by such Person (or its Affiliates);
(d) any Lien on any asset (and any additions, parts, attachments, improvements and accessions thereto and the proceeds thereof) acquired by the Company or any Subsidiary after the Effective Date existing at the time of the acquisition thereof or existing on any asset of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into the Company or a Subsidiary in a transaction permitted hereunder) after the Effective Date and prior to the time such Person becomes a Subsidiary (or is so merged or consolidated); provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary (or such merger or consolidation), as the case may be, (ii) such Lien shall not apply to any other assets of the Company or any Subsidiary (other than additions, parts, attachments, improvements and accessions thereto and the proceeds thereof) and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary (or is so merged or consolidated), as the case may be, and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such extension, renewal, refinancing or replacement;
(e) in connection with the sale or transfer of any Equity Interests or other assets in a transaction permitted under Section 6.04, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;
(f) in the case of (i) any Subsidiary that is not a wholly owned Subsidiary or (ii) the Equity Interests in any Person that is not a Subsidiary, any encumbrance or restriction, including any first rights of refusal, options, put and call arrangements, related to Equity Interests in such Subsidiary or such other Person set forth in the organizational documents or other applicable agreement of such Subsidiary or such other Person or any related joint venture, shareholders’, partnerships or similar agreement;
(g) Liens solely on any cash deposits, escrow arrangements or similar arrangements made by the Company or any Subsidiary in connection with any letter of intent or purchase agreement for an Acquisition or other transaction not prohibited hereunder;
(h) Liens deemed to exist in connection with Sale/Leaseback Transactions permitted by Section 6.03(a);
(i) (i) deposits made in the ordinary course of business to secure obligations to insurance carriers providing casualty, liability or other insurance to the Company and the Subsidiaries and (ii) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;
(j) (i) Liens of a collection bank arising under Section 4-208 of the Uniform Commercial Code as in effect in the State of New York (or, if applicable, the corresponding section of the Uniform Commercial Code in the relevant jurisdiction) on items in the course of collection and (ii) Liens on cash deposited with a trustee or a similar Person to defease or to satisfy and
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discharge any Indebtedness, provided that such defeasance or satisfaction and discharge is permitted hereunder;
(k) Liens arising under repurchase agreements and reverse repurchase agreements held by the Company or any Subsidiary in the ordinary course of business as part of its cash management policies
(l) (i) Liens granted to the Administrative Agent, for the benefit of the Lenders and other customary secured parties, securing Indebtedness and other obligations arising hereunder (and any similar Liens granted under the Revolving Credit Agreement on an equally and ratably secured basis on terms reasonably satisfactory to the Administrative Agent) and (ii) Liens on cash and cash equivalents securing obligations with respect to letters of credit under the Revolving Credit Agreement;
(m) Liens on cash and cash equivalents arising in connection with any margin posted related to Hedge Agreements entered by the Company or any Subsidiary other than for speculative purposes;
(n) ~~(i)~~(i) Securitizations entered into by the Company or any Subsidiary, provided that the aggregate amount of Securitizations permitted by this clause (n) shall not exceed US$500,000,000 at any time outstanding and (ii) Liens on accounts receivable, the proceeds thereof and interests therein and assets relating thereto (and, in the case of clause (B) below, on Equity Interests in any Securitization Entity) existing or deemed to exist in connection with (A) any Supply Chain Financing Arrangement, solely to the extent arising as a result of a recharacterization of a sale of accounts receivable thereunder, or (B) any Securitization permitted pursuant to clause (i) above; and
(o) other Liens; provided that at the time of and after giving pro forma effect to the incurrence of any such Lien (or any Indebtedness secured thereby and the application of the proceeds thereof), the sum, without duplication, of (i) the aggregate principal amount of the outstanding Indebtedness secured by Liens permitted in reliance on this clause (o), (ii) the aggregate principal amount of the outstanding Indebtedness of Subsidiaries permitted in reliance on Section 6.01(m) and (iii) the Attributable Debt in respect of all outstanding Sale/Leaseback Transactions permitted in reliance on Section 6.03(b) does not exceed 15.0% of Consolidated Net Tangible Assets.
SECTION 6.03. Sale/Leaseback Transactions. The Company will not, and will not permit any Subsidiary to, enter into any Sale/Leaseback Transaction, except:
(a) any Sale/Leaseback Transaction entered into to finance the acquisition or construction of any fixed or capital assets by the Company or any Subsidiary; provided that such Sale/Leaseback Transaction is entered into prior to or within 270 days after such acquisition or the completion of such construction and the Attributable Debt in respect thereof does not exceed the cost of acquiring or constructing such fixed or capital assets; and
(b) other Sale/Leaseback Transactions; provided that at the time of and after giving pro forma effect to any such Sale/Leaseback Transaction, the sum, without duplication, of (i) the Attributable Debt in respect of all outstanding Sale/Leaseback Transactions permitted in reliance on this clause (b), (ii) the aggregate principal amount of the outstanding Indebtedness of Subsidiaries permitted in reliance on Section 6.01(m) and (iii) the aggregate principal amount of the outstanding Indebtedness secured by Liens permitted in reliance on Section 6.02(o) does not exceed 15.0% of Consolidated Net Tangible Assets.
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SECTION 6.04. Fundamental Changes. (a) The Company will not divide, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving pro forma effect thereto no Event of Default shall have occurred and be continuing, (i) any Person may merge or consolidate with the Company in a transaction in which the Company is the surviving entity and (ii) the Company may merge or consolidate with any Person in a transaction in which such Person is the surviving entity; provided that, in the case of the foregoing clause (ii), (A) such Person is a corporation organized under the laws of a State of the United States, (B) prior to or substantially concurrently with the consummation of such merger or consolidation, (x) such Person shall execute and deliver to the Administrative Agent an assumption agreement (the “Assumption Agreement”), in a form provided by the Administrative Agent and otherwise in substance reasonably satisfactory to the Administrative Agent, pursuant to which such Person shall assume all of the obligations of the Company under this Agreement and the other Loan Documents, and (y) such Person shall deliver to the Administrative Agent such documents, certificates and opinions as the Administrative Agent may reasonably request relating to such Person, such merger or consolidation or the Assumption Agreement, all in form and substance reasonably satisfactory to the Administrative Agent, and (C) the Lenders shall have received, at least five Business Days prior to the date of the consummation of such merger or consolidation, (x) all documentation and other information regarding such Person required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, that has been reasonably requested by the Administrative Agent or any Lender at least 10 Business Days prior to the date of the consummation of such merger or consolidation and (y) to the extent such Person qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Person, it being agreed that upon the execution and delivery to the Administrative Agent of the Assumption Agreement and the satisfaction of the other conditions set forth in this clause (ii), such Person shall become a party to this Agreement, shall succeed to and assume all the rights and obligations of the Company under this Agreement and the other Loan Documents (including all obligations in respect of outstanding Loans) and shall thenceforth, for all purposes of this Agreement and the other Loan Documents, be the “Company”.
(b) The Company will not, and will not permit its Subsidiaries to, sell, transfer, lease or otherwise dispose of, directly or through any merger or consolidation and whether in one transaction or in a series of transactions, assets (including Equity Interests in Subsidiaries) representing all or substantially all of the assets of the Company and the Subsidiaries, taken as a whole.
(c) The Company will not, and will not permit any Subsidiary to, engage to any material extent in any material line of business other than businesses of the type conducted by the Company and the Subsidiaries on the Effective Date (after giving effect to the consummation of the IAB Acquisition) and businesses that are extensions thereof or otherwise incidental, complementary, reasonably related or ancillary thereto.
SECTION 6.05. Restrictive Agreements. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement with any Person (other than any such agreements or arrangements between or among the Company and the Subsidiaries) that prohibits, restricts or imposes any condition upon the ability of any Subsidiary to pay dividends or other distributions with respect to its Equity Interests or to make or repay loans or advances to the Company or any Subsidiary; provided that the foregoing shall not apply to (a) prohibitions, restrictions or conditions imposed by law or by the Loan Documents, (b) prohibitions, restrictions or conditions contained in, or existing by reason of, any agreement or instrument set forth on Schedule 6.05 (but shall apply to any amendment or modification expanding the scope of any such prohibition, restriction or condition), (c) in the case of any Subsidiary that is not a wholly owned Subsidiary, prohibitions, restrictions and conditions imposed by its organizational documents or any related joint venture, shareholders’ or similar agreement; provided that such prohibitions, restrictions and conditions apply only to such Subsidiary and to any Equity Interests in such Subsidiary, (d) customary prohibitions, restrictions and conditions contained in agreements relating to the sale of a Subsidiary that are applicable solely pending such sale; provided that such prohibitions, restrictions and conditions apply only to the Subsidiary that is to be sold, (e) prohibitions, restrictions and conditions imposed by agreements relating to Indebtedness of any Subsidiary in existence at the time such Subsidiary became a Subsidiary and not created in contemplation thereof or in connection therewith (but shall apply to any amendment or
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modification expanding the scope of any such restriction or condition); provided that such prohibitions, restrictions and conditions apply only to such Subsidiary, and (f) prohibitions, restrictions and conditions imposed by agreements relating to any Indebtedness of the Company or any Subsidiary permitted hereunder to the extent, in the good faith judgment of the Company, such prohibitions, restrictions and conditions, at the time such Indebtedness is incurred, are on customary market terms for Indebtedness of such type, so long as the Company has determined in good faith that such prohibitions, restrictions and conditions would not reasonably be expected to impair in any material respect the ability of the Company to meet its obligations under the Loan Documents.
SECTION 6.06. Leverage Ratio. The Company will not permit the Leverage Ratio on the last day of any Test Period to exceed 3.00 to 1.00; provided that, upon the consummation of a Qualified Material Acquisition, with respect to the fiscal quarter in which such Qualified Material Acquisition is consummated and the subsequent three consecutive fiscal quarters, the maximum permitted Leverage Ratio set forth above shall, at the election of the Company by notice to the Administrative Agent, be increased to 3.50 to 1.00; provided further that following any such election by the Company, no subsequent election may be made by the Company unless the Leverage Ratio has been at or below 3.00 to 1.00 as of the last day of at least two consecutive fiscal quarters immediately preceding such subsequent election.
ARTICLE VII

Events of Default
If any of the following events (“Events of Default”) shall occur:
(a) the Company shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
(b) the Company shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;
(c) any representation, warranty or statement made or deemed made by or on behalf of the Company in any Loan Document or in any certificate provided pursuant to or in connection with any Loan Document shall prove to have been untrue in any material respect when made or deemed made;
(d) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (solely with respect to the existence of the Company) or 5.09 or in Article VI;
(e) the Company shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent to the Company;
(f) the Company or any Subsidiary shall fail to make any payment (whether of principal, interest or otherwise) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace period;
(g) any default by the Company or any Subsidiary occurs in respect of any Material Indebtedness that results in such Material Indebtedness becoming due or being terminated or required to be prepaid, repurchased, redeemed or defeased prior to its scheduled maturity, or that enables or permits (with or without the giving of notice, but only after the expiration of any applicable grace period) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf, or, in the case of any Hedging Agreement, the applicable
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counterparty, to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, or, in the case of a Hedging Agreement, to terminate any related hedging transaction, in each case prior to its scheduled maturity or termination; provided that this clause (g) shall not apply to (i) any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of, or any casualty with respect to, assets securing such Indebtedness, (ii) any Indebtedness that becomes due as a result of a voluntary prepayment, repurchase, redemption or defeasance thereof, or any refinancing thereof, permitted under this Agreement, (iii) in the case of any Hedging Agreement, termination events or equivalent events pursuant to the terms of such Hedging Agreement not arising as a result of a default by the Company or any Subsidiary thereunder or (iv) any prepayment, repurchase, redemption or defeasance of any Acquisition Indebtedness if the related Acquisition is not consummated;
(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization, moratorium, winding-up or other relief in respect of the Company or any Material Subsidiary or its material debts, or of a substantial part of its assets, under any Debtor Relief Laws now or hereafter in effect or (ii) the appointment of a receiver, liquidator, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
(i) the Company or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization, winding-up or other relief under any Debtor Relief Laws now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in sub-clause (i) above, (iii) apply for or consent to the appointment of a receiver, liquidator, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors, or the Board of Directors (or similar governing body) of the Company or any Material Subsidiary (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to above in this clause (i) or clause (h) of this Article;
(j) the Company or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due in the ordinary course;
(k) one or more final judgments for the payment of money in an aggregate amount in excess of US$200,000,000 (to the extent not paid or covered by insurance (other than under a self-insurance program) as to which the insurer does not dispute coverage) shall be rendered against the Company, any Material Subsidiary or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Material Subsidiary to enforce any such judgment;
(l) one or more ERISA Events shall have occurred that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect; or
(m) a Change in Control shall occur;
then, and in every such event (other than an event with respect to the Company described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, in each case subject to the next following paragraph, the Administrative Agent shall at the request of, and may with the consent of, the Required Lenders, by notice to the Company, take any or all of the following actions, at the same or different times: (i) terminate the Commitments (to the extent not already terminated pursuant to Section 2.06), and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to
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be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Company hereunder, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; and in the case of any event with respect to the Company described in clause (h) or (i) of this Article, the Commitments shall automatically terminate (to the extent not already terminated pursuant to Section 2.06), and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Company hereunder, shall immediately and automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.
During the Certain Funds Period, and notwithstanding (I) any failure by the Company or any Subsidiary to observe or perform the covenants set forth in Article V or VI hereof, (II) the occurrence of any Event of Default (other than any Event of Default that has occurred and is continuing under clause (b) or, if with respect to the Company, clause (h) or (i) of this Article) or (III) subject to the parenthetical provisions in clause (II) above, any provision to the contrary in this Agreement or any other Loan Document, neither the Administrative Agent nor any Lender shall be entitled to (1) rescind, terminate or cancel any of the Commitments hereunder, or exercise any right or remedy under this Agreement or any other Loan Document to the extent that to do so would prevent, limit or delay the making by any Lender of its Loan on the Funding Date, (2) in the case of any Lender, refuse to make its Loan on the Funding Date or (3) in the case of any Lender, exercise any right of set-off or counterclaim in respect of its Loan to the extent that to do so would prevent, limit or delay the making of its Loan on the Funding Date; provided that, for the avoidance of doubt, the borrowing of the Loans on the Funding Date shall be subject only to the satisfaction (or waiver in accordance with Section 9.02) of the conditions precedent set forth in Section 4.02. For the avoidance of doubt, (x) the rights, remedies and entitlements of the Administrative Agent and the Lenders with respect to any condition precedent set forth in Section 4.02 shall not be limited in the event that any such condition is not satisfied (or waived in accordance with Section 9.02) on the Funding Date, (y) immediately after the funding of the Loans on the Funding Date, all of the rights, remedies and entitlements of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents shall be available and may be exercised by them notwithstanding that such rights, remedies or entitlements were not available prior to such time as a result of the provisions of this paragraph and (z) nothing in this paragraph shall affect the rights, remedies or entitlements (or the ability to exercise the same) of the Administrative Agent or the Lenders with respect to any Event of Default under clause (b) or, if with respect to the Company, clause (h) or (i) of this Article, including any such rights, remedies or entitlements set forth in the immediately preceding paragraph.
ARTICLE VIII

Agency
SECTION 8.01. Authorization and Action. (a) Each of the Lenders hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as Administrative Agent under the Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Without limiting the foregoing, each of the Lenders hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents.
(b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good
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faith believes exposes the Administrative Agent to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to Debtor Relief Laws or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of Debtor Relief Laws; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, pursuant to the terms in the Loan Documents) prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries or other Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing:
(i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); and each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement, any other Loan Document and/or the transactions contemplated hereby or thereby; and
(ii) nothing in this Agreement or any other Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account.
(d) The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of their respective duties and exercise their respective rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence, bad faith or willful misconduct in the selection of such sub-agents.
(e) In case of the pendency of any proceeding with respect to the Company under any Debtor Relief Laws now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on
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the Company) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other obligations under the Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.14 and 9.03) allowed in such judicial proceeding; and
(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Company’s obligations under the Loan Documents or the rights of any Lender r or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
SECTION 8.02. Administrative Agent’s Reliance, Limitation of Liability, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or omitted to be taken by the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence, bad faith or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment).
(b) The Administrative Agent shall be deemed not to have knowledge of (i) any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02~~”~~“ in respect of this Agreement and identifying the specific clause under such Section is given to the Administrative Agent by the Company, or (ii) any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Company or a Lender. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any recital, statement, warranty or representation made in or in connection with any Loan Document, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (D) the sufficiency, value, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by e-mailed .pdf or any other electronic means that reproduces an image of an actual executed signature page) or (E) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent (x) shall not be liable for, or be responsible for any loss, cost or expense suffered by the Company or any Lender as a result of, any determination that any Lender is a Defaulting Lender, or the effective date of such status, it being further understood and agreed that the Administrative Agent shall not have any obligation to determine whether any Lender is a Defaulting Lender, and (y) shall not have any duty to ascertain, monitor or enforce compliance with the list of Disqualified Lenders and will not have any liability with respect to any assignment or participation made to a Disqualified Lender, is being further understood and agreed that the Administrative Agent will be authorized to disclose the list of Disqualified
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Lenders to the Lenders and the Lenders will be authorized to disclose such list on a confidential basis, to potential assignees and participants. The Administrative Agent shall be deemed to have no knowledge of any Lender being a Restricted Lender unless and until the Administrative Agent shall have received the written notice from such Lender referred to in Section 1.07, and then only as and to the extent specified in such notice, and any determination of whether the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 9.02) shall have provided a consent or direction in connection with this Agreement or any other Loan Document shall not be affected by any delivery to the Administrative Agent of any such written notice subsequent to such consent or direction being provided by the Required Lenders (or such other number or percentage of Lenders).
(c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Company), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) in determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received written notice to the contrary from such Lender sufficiently in advance of the making of such Loan and (v) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, electronic mail or other electronic message, internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or maker thereof), and may act upon any such oral or telephonic statement prior to receipt of written confirmation, if requested, thereof.
SECTION 8.03. Posting of Communications. (a) The Company agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).
(b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders and the Company acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders and the Company hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.
(c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE
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AGENT, ANY ARRANGER, ANY DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, THE “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO THE COMPANY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE COMPANY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM EXCEPT, BUT SUBJECT TO SECTION 9.03(d), IN THE CASE OF ANY APPLICABLE PARTY, TO THE EXTENT THAT A COURT OF COMPETENT JURISDICTION DETERMINES IN A FINAL AND NONAPPEALABLE JUDGMENT THAT SUCH APPLICABLE PARTY OR ITS RELATED LENDER PARTIES ACTED WITH GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT IN CONNECTION WITH THE TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM.
(d) Each Lender agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s (as applicable) e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address.
(e) Each of the Lenders and the Company agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies; provided that if the Administrative Agent stores Communications in any other manner other than Administrative Agent’s generally applicable document retention procedures and policies, such storage is reasonable under the circumstances and takes into account appropriate security and confidentiality considerations.
(f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.
SECTION 8.04. The Administrative Agent Individually. With respect to its Commitment and Loans, if any, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Company or any of its Subsidiaries or other Affiliates as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders.
SECTION 8.05. Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders and the Company, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Company (which approval may not be unreasonably withheld, conditioned or delayed and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the
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acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Company and such successor.
(b) Notwithstanding paragraph (a) of this Section 8.05, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders and the Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender.
(c) Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article VIII and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
SECTION 8.06. Acknowledgments of Lenders. (a) Each Lender acknowledges and agrees that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, any Arranger, any Syndication Agent, any Documentation Agent or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any Syndication Agent, any Documentation Agent or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain MNPI) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
(b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or other applicable document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, this Agreement and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date.
(c) (i) Each Lender hereby agrees that (A) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment
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of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (B) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(c) shall be conclusive, absent manifest error.
(ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (A) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (B) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(iii) The Company hereby agrees that (A) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (B) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations of the Company under this Agreement or any other Loan Document.
(iv) Each party’s obligations under this Section 8.06(c) shall survive the resignation of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, or the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.
SECTION 8.07. Certain ERISA Matters. Each Lender (a) represents and warrants, as of the date such Person became a Lender party hereto, to, and (b) covenants, from the date such Person became a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers, the Syndication Agents, the Documentation Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company, to the date such Person ceases being a Lender party hereto, that at least one of the following is and will be true:
(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company
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general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
In addition, unless either (1) sub-clause (i) in the immediately preceding paragraph is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding paragraph, such Lender further (a) represents and warrants, as of the date such Person became a Lender party hereto, to, and (b) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Arrangers, the Syndication Agents, the Documentation Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company, that the Administrative Agent, the Arrangers, the Syndication Agents, the Documentation Agents and their respective Affiliates are not fiduciaries with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
SECTION 8.08. Miscellaneous. Anything herein to the contrary notwithstanding, none of the Arrangers, the Syndication Agents and the Documentation Agents shall have any duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder, and shall incur no liability hereunder or thereunder, but shall have the benefit of the indemnities, reimbursement and exculpation provisions set forth herein. The provisions of this Article VIII are solely for the benefit of the Administrative Agent and the Lenders, and, except solely to the extent of the Company’s express rights to consent pursuant to and subject to the conditions set forth in this Article VIII, none of the Company or any of its Subsidiaries or other Affiliates shall have any rights as a third party beneficiary under any such provisions.
ARTICLE IX

Miscellaneous
SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone and subject to paragraph (b) of this Section, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, or sent by fax or email, as follows:
(i) if to the Company, to:
Skyworks Solutions, Inc.
5221 California Avenue
Irvine, CA 92617
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Attention: Kris Sennesael, Senior Vice President and Chief Financial Officer
E-mail: Kris.Sennesael@skyworksinc.com
Phone: 949-231-4247;
Fax: 949-725-1772
(ii) if to the Administrative Agent, to:
JPMorgan Chase Bank, N.A.
~~10~~131 S Dearborn St~~.~~, Floor 04
Chicago, IL ~~60603~~60603-5506
Attention: ~~Lacey Watkins~~Loan and Agency Servicing
E-mail: ~~lacey.watkins@chase.com~~
 jpm.agency.cri@jpmorgan.com
~~Phone: 312-732-6344~~
~~Fax: 844-490-5663~~

Agency Withholding Tax Inquiries:
Email: agency.tax.reporting@jpmorgan.com

Agency Compliance/Financials/Intralinks:
Email: covenant.compliance@jpmchase.com; and
(iii) if to any Lender, to it at its address (or telephone number, email address and fax number, as applicable) set forth in its Administrative Questionnaire.
(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including email) or using the Approved Electronic Platform pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication or using the Approved Electronic Platform. The Administrative Agent or the Company may, in its discretion and in addition to email, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
(c) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax shall be deemed to have been given when sent (but if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and (ii) notices or communications posted to an Approved Electronic Platform shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(d) Any party hereto may change its address, telephone number, fax number or email address for notices and other communications hereunder by notice to the other parties hereto (or (i) in the case of any change by a Lender, by notice to the Company and the Administrative Agent and (ii) in the case of any change by the Company, by notice solely to the Administrative Agent).
SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or
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discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement and the making of the Loans shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Related Party of any of the foregoing may have had notice or knowledge of such Default at the time.
(b) Except as provided in paragraph (c) of this Section, none of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Company, the Administrative Agent and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Company, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender, or change the currency in which Loans are available thereunder, without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon or reduce any fees payable hereunder, without the written consent of each Lender directly and adversely affected thereby, (iii) postpone the scheduled date of payment of any principal of any Loan, or any scheduled date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of termination of any Commitment (including any such postponement of the schedule date of termination as a result of any waiver, amendment or other modification to the definition of the term “Commitment Termination Date”), without the written consent of each Lender directly and adversely affected thereby, (iv) change Section 2.15(b) or 2.15(c) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (v) change any of the provisions of this paragraph (b) or the percentage set forth in the definition of the term “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify, extend or otherwise affect the rights or obligations of the Administrative Agent without the written consent of the Administrative Agent.
(c) Notwithstanding anything to the contrary in paragraph (b) of this Section:
(i) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Company and the Administrative Agent to cure any ambiguity, omission, mistake, defect or inconsistency so long as, in each case, the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment;
(ii) no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of paragraph (b) of this Section and then only in the event such Defaulting Lender shall be directly and adversely affected by such amendment, waiver or other modification;
(iii) in the case of any amendment, waiver or other modification referred to in the first proviso of paragraph (b) of this Section, no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of any Lender that receives payment in full of the principal of and interest accrued on each Loan made by such Lender, and all other amounts owing to or accrued for the account of such Lender under this Agreement and the other Loan Documents, at the time such amendment, waiver or other modification becomes effective and whose Commitments terminate by the terms and upon the effectiveness of such amendment, waiver or other modification; and
(iv) this Agreement may be amended in the manner provided in Sections 1.09 and 2.11(b).
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(d) The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender.
SECTION 9.03. Expenses; Indemnity; Limitation on Liability. (a) The Company shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers and their respective Affiliates, which shall be limited, in the case of counsel expenses, to the reasonable and documented fees, charges and disbursements of a single firm of U.S. counsel and, if reasonably deemed necessary by the Administrative Agent, a single firm of local counsel in each relevant jurisdiction (which may be a single firm of local counsel acting in multiple jurisdictions), in each case, for the Administrative Agent, the Arrangers and their respective Affiliates taken as a whole, in connection with the structuring, arrangement and syndication of the credit facility provided for herein, including the preparation, execution, delivery and administration of this Agreement, the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Arranger or any Lender in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans (but limited, in the case of counsel, to the reasonable and documented fees, charges and disbursements of a single firm of U.S. counsel and, if reasonably deemed necessary by the Administrative Agent, a single firm of local counsel in each relevant jurisdiction (which may be a single firm of local counsel acting in multiple jurisdictions), in each case, for the Administrative Agent, the Arrangers and the Lenders, taken as a whole, and, in the case of an actual or perceived (in good faith) conflict of interest, where the Person affected by such conflict informs the Company of such conflict and thereafter retains its own counsel, of another firm of U.S. counsel and, if reasonably deemed necessary by such affected Person, one additional firm of local counsel in each relevant jurisdiction (which may include a single firm of local counsel acting in multiple jurisdictions) (for each such affected Person).
(b) The Company shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, each Syndication Agent, each Documentation Agent, each Lender and each Related Party of any of the foregoing (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities and reasonable and documented out-of-pocket expenses, joint or several, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, (but limited to a single firm of U.S. counsel and, if reasonably deemed necessary by the Indemnitees, a single firm of local counsel in each relevant jurisdiction (which may be a single firm of local counsel acting in multiple jurisdictions), in each case, for the Indemnitees, taken as a whole, and, in the case of an actual or perceived (in good faith) conflict of interest, where the Indemnitee affected by such conflict informs the Company of such conflict and thereafter retains its own counsel, of another firm of U.S. counsel and, if reasonably deemed necessary by such affected Indemnitee, one additional firm of local counsel in each relevant jurisdiction (which may include a single firm of local counsel acting in multiple jurisdictions) for each group of similarly affected Indemnitees), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the structuring, arrangement and syndication of the credit facility provided for herein, the preparation, execution, delivery and administration of this Agreement, the other Loan Documents or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to this Agreement or the other Loan Documents of their obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or Release of any Hazardous Material at, in, on or from any property currently or formerly owned, based or operated by the Company or any Subsidiary (or Person that was formerly a Subsidiary) of any of them, or any other Environmental Liability related in any way to the Company, any Subsidiary (or Person that was formerly a Subsidiary) of any of them, or (iv) any actual or prospective Proceeding relating to any of the foregoing or to any of the Loan Documents, whether based on contract, tort or any other theory and whether initiated against or by any party to this Agreement or any other Loan Document, any Affiliate of any of the foregoing or any third party (and regardless of whether any Indemnitee is a party thereto); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities or related expenses (A) are determined by a court of competent
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jurisdiction by final and nonappealable judgment to have resulted from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Lender Parties or (2) a material breach of the obligations of such Indemnitee or any of its Related Lender Parties under this Agreement or (B) arise from any dispute among the Indemnitees or any of their Related Lender Parties, other than any Proceeding against any of the Administrative Agent, any Arranger, any Syndication Agent, any Documentation Agent or any other titled person in its capacity or in fulfilling its role as such and other than any Proceeding arising out of any act or omission on the part of the Company or any of its Affiliates. Each Indemnitee shall be obligated to refund and return promptly any and all amounts actually paid by the Company to such Indemnitee under this paragraph (b) for any Liabilities or related expenses to the extent such Indemnitee is subsequently determined, by a court of competent jurisdiction by final and nonappealable judgment to not be entitled to payment of such amounts in accordance with the terms of this paragraph (b). The Company shall not, without the prior written consent of an Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement or consent to the entry of any judgment of any pending or threatened (in writing) Proceeding against an Indemnitee in respect of which indemnity has been or could have been sought hereunder by such Indemnitee unless such settlement (i) includes an unconditional release of such Indemnitee, in form and substance reasonably satisfactory to such Indemnitee, from all liability on claims that are the subject matter thereof and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such Indemnitee or any injunctive relief or other non-monetary remedy. The Company acknowledges that any failure to comply with its obligations under the preceding sentence may cause irreparable harm to the Indemnitees. This paragraph (b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.
(c) To the extent that the Company fails indefeasibly to pay any amount required under paragraph (a) or (b) of this Section to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing (and without limiting its obligation to do so), each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified Liabilities or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party acting for the Administrative Agent (or any such sub-agent). For purposes of this Section, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the aggregate amount of the Loans or Commitments at the time outstanding or in effect (or most recently outstanding or in effect, if the foregoing shall no longer be outstanding or in effect at such time).
(d) To the fullest extent permitted by applicable law, the Company shall not assert, and the Company hereby waives, (i) any claim against any Lender-Related Person, on any theory of liability, for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet and the Approved Electronic Platform); provided that the foregoing shall not apply as to any Lender-Related Person to the extent such Liabilities are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Lender-Related Person or any of its Related Lender Parties, or (ii) any Liabilities against any Lender-Related Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof.
(e) To the fullest extent permitted by applicable law, no Lender-Related Person shall assert, and each of them hereby waives, any Liabilities against the Company, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof; provided, that nothing in this paragraph (e) shall limit the Company’s indemnity and reimbursement obligations set forth in this Section or elsewhere in the Loan Documents.
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(f) All amounts due under this Section shall be payable within 30 days after receipt by the Company of a reasonably detailed invoice therefor (or, if an invoice therefor shall have been provided at least two Business Days prior to the Effective Date or at least two Business Days prior to the Funding Date, then on the Effective Date or the Funding Date, as the case may be).
SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) other than as expressly provided in Section 6.04(a)(ii), the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Company without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, sub-agents of the Administrative Agent, Participants (to the extent provided in paragraph (c) of this Section), the Arrangers, the Syndication Agents, the Documentation Agents and, to the extent expressly contemplated hereby, the Lender-Related Persons) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of:
(A) the Company; provided that no consent of the Company shall be required (1) for an assignment to a Specified Permitted Lender, (2) after the Funding Date, for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, (3) after the Funding Date, if an Event of Default shall have occurred and be continuing or (4) for an assignment among Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC; provided further in each case that the Company shall be deemed to have consented to any assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received written notice thereof; and
(B) the Administrative Agent; provided that after the Funding Date, no consent of the Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund.
(ii) Assignments shall be subject to the following additional conditions:
(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than US$5,000,000 unless each of the Company and the Administrative Agent otherwise consents; provided that (1) no such consent of the Company shall be required if an Event of Default shall have occurred and be continuing and (2) the Company shall be deemed to have consented to any assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received written notice thereof;
(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;
(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Approved Electronic Platform), together with a processing and recordation fee of US$3,500; provided that (x) only one such processing and recordation fee shall be payable in the event of simultaneous assignments from any Lender or its
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Approved Funds to one or more other Approved Funds of such Lender and (y) such processing and recordation fee may be waived by the Administrative Agent in its sole discretion ; and
(D) the assignee, if it shall not already be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including United States (Federal or State) and foreign securities laws.
(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Approved Electronic Platform) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 9.03 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f))); provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.04(c).
(iv) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Company, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and records of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Company, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and, as to entries pertaining to it, any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(v) Upon receipt by the Administrative Agent of an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Approved Electronic Platform) executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender) and the processing and recordation fee referred to in this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph, and following such recording, unless otherwise determined by the Administrative Agent (such determination to be made in the sole discretion of the Administrative Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning
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Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee.
(c) (i) Any Lender may, without the consent of the Company or the Administrative Agent, sell participations to one or more Eligible Assignees (“Participants”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and Loans); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Company, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and/or obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant or requires the approval of all the Lenders. The Company agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (x) agrees to be subject to the provisions of Sections 2.15 and 2.16 as if it were an assignee under paragraph (b) of this Section and (y) shall not be entitled to receive any greater payment under Section 2.12 or 2.14 with respect to any participation than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.16(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.15(c) as though it were a Lender.
(ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain records of the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or other rights and/or obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to establish that any such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as such) shall not have any responsibility for maintaining a Participant Register.
(d) Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or grant to secure obligations to a Federal Reserve Bank or other central bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
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SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Company in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto or thereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Arranger, any Syndication Agent, any Documentation Agent, any Lender or any Related Party of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document was executed and delivered or any credit was extended hereunder, and shall continue in full force and effect as long as the principal of or any interest accrued on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) and so long as any of the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14, 2.15(d), 2.15(e) and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the Transactions or the other transaction contemplated hereby, the repayment of the Loans and the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.
SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate fee letters entered into in connection with the credit facility provided for herein constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates with respect to the credit facility established hereunder under any commitment advices submitted by any Lender (but do not supersede any provisions of the Commitment Letter that by the terms of such documents survive the effectiveness of this Agreement, all of which provisions shall remain in full force and effect). Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(b) Delivery of an executed counterpart of a signature page of this Agreement, any other Loan Document and/or any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by fax, emailed pdf. or any other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, electronic deliveries or the keeping of records in any electronic form (including deliveries by fax, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Company without further verification thereof and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be reasonably promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Company hereby (A) agrees that, for all purposes, including, without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Company, Electronic Signatures transmitted by fax, emailed pdf. or any other electronic means and/or any electronic
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images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) agrees that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by fax, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Company to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 9.08. Right of Setoff. Subject to the final paragraph of Article VII, if an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender or by such Affiliate to or for the credit or the account of the Company against any of and all the obligations then due of the Company now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations of the Company are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and each Affiliate of any Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or Affiliate may have. Each Lender agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided that the failure to give notice shall not affect the validity of such setoff and application.
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York; provided that (i) the interpretation of the definition of “IAB Material Adverse Effect” and whether or not an IAB Material Adverse Effect exists or has occurred, (ii) the determination of the accuracy of any IAB Acquisition Agreement Representations and whether as a result of any inaccuracy thereof the Company (or any of its Affiliates) has the right to terminate its (or any of its Affiliate’s) obligations under the IAB Acquisition Agreement or the right to elect not to consummate the IAB Acquisition and (iii) the determination of whether the IAB Acquisition has been consummated pursuant to, and in all material respects in accordance with, the terms of the IAB Acquisition Agreement, in each case, will be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware or any other jurisdiction.
(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the United States District Court of the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its controlled Affiliates shall be brought, and shall be heard and
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determined, exclusively in such United States District Court or, if that court does not have subject matter jurisdiction, such Supreme Court. Each party hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.
(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
SECTION 9.12. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties, including accountants, legal counsel and other agents and advisors, on a need to know basis, it being understood that the Persons to whom such disclosure is made are informed of the confidential nature of such Information and either are subject to confidentiality obligations of employment or professional practice or have agreed to treat such information confidentially in accordance with the terms of this Section (or provisions substantially similar to this Section), (b) to the extent required or requested by any Governmental Authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) (in which case such Person agrees to inform the Company promptly thereof prior to such disclosure to the extent practicable and not prohibited by applicable law (except with respect to any audit or examination conducted by bank accountants or any Governmental Authority exercising examination or regulatory authority)), (c) to the extent required by applicable law or by any subpoena or similar legal process (in which case such Person agrees to inform the Company promptly thereof prior to such disclosure to the extent practicable and not prohibited by applicable law), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document, the enforcement of rights hereunder or thereunder or any Transactions, (f) subject to an agreement containing confidentiality undertakings substantially similar to those of this Section (which shall be deemed to include those required to be made in order to obtain access to information posted on any Approved Electronic Platform), to (i) any assignee of or Participant in (or its Related Parties), or any prospective assignee of or Participant in (or its Related Parties), any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its Related Parties) to any swap or derivative transaction relating to the Company or any Subsidiary and their respective obligations, (g) on a confidential basis to (i) any rating agency in connection with rating the Company or its Subsidiaries or the credit facility
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provided for herein or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facility provided for herein, (h) with the consent of the Company, (i) to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement or any other Loan Document; provided that such information is limited to the information about this Agreement and the other Loan Documents, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any Related Party of any of the foregoing on a nonconfidential basis from a source other than the Company or any Subsidiary that is not known by the Administrative Agent, such Lender or such Related Party to be prohibited from disclosing such Information to such Person by a legal, contractual, or fiduciary obligation owed to the Company or any of its Subsidiaries, (k) to the extent that such information (i) was already in the possession of the Administrative Agent or any Lender or any Related Party of any of the foregoing or (ii) is independently developed by the Administrative Agent or such Lender or any Related Party of any of the foregoing or (l) to any credit insurance provider (or its Related Parties) relating to the Company and its obligations. For purposes of this Section, “Information” means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or its businesses, other than any such information that is available to the Administrative Agent, any Lender or any Affiliate of any of the foregoing on a nonconfidential basis prior to disclosure by the Company or any Subsidiary. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has used commercially reasonable efforts to exercise the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. It is agreed that, notwithstanding the restrictions of any prior confidentiality agreement binding on the Administrative Agent or any Arranger, such Persons may disclose Information as provided in this Section.
SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender.
SECTION 9.14. USA PATRIOT Act Notice and the Beneficial Ownership Regulation. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Company that pursuant to the requirements of the USA PATRIOT Act and/or the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Company in accordance with the USA PATRIOT Act and/or the Beneficial Ownership Regulation.
SECTION 9.15. No Fiduciary Relationship. The Company, on behalf of itself and the Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Company, the Subsidiaries and their Affiliates, on the one hand, and the Administrative Agent, the Lenders and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, any Lenders or any of their respective Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Arrangers, the Syndication Agents, the Documentation Agents, the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Company and its Subsidiaries and other Affiliates, and none of the Administrative Agent, the Arrangers, the Syndication Agents, the Documentation Agent, the Lenders or their respective Affiliates has any obligation to disclose any of such
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interests to the Company or any of its Subsidiaries or other Affiliates. To the fullest extent permitted by law, the Company hereby agrees that not to assert any claims against the Administrative Agent, the Arrangers, the Syndication Agents, the Documentation Agents, the Lenders or their respective Affiliates with respect to any breach or alleged breach of agency or a fiduciary duty in connection with any aspect of any transaction contemplated hereby.
SECTION 9.16. Non-Public Information. (a) Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by the Company or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Company and the Administrative Agent that (i) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (ii) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including United States (Federal or state) and foreign securities laws.
(b) The Company and each Lender acknowledges that, if information furnished by or on behalf of the Company pursuant to or in connection with this Agreement is being distributed by the Administrative Agent through the Approved Electronic Platform, (i) the Administrative Agent may post any information that the Company has indicated as containing MNPI solely on that portion of the Approved Electronic Platform designated for Private Side Lender Representatives and (ii) if the Company has not indicated whether any information furnished by it pursuant to or in connection with this Agreement contains MNPI, the Administrative Agent reserves the right to post such information solely on that portion of the Approved Electronic Platform designated for Private Side Lender Representatives. At the request of the Administrative Agent, the Company agrees to clearly designate all information provided to the Administrative Agent by or on behalf of the Company that is suitable to be made available to Public Side Lender Representatives, and the Administrative Agent shall be entitled to rely on any such designation by the Company without liability or responsibility for the independent verification thereof.
(c) If the Company does not file this Agreement with the SEC, then the Company hereby authorizes the Administrative Agent to distribute the execution version of this Agreement and the Loan Documents to all Lenders, including their Public Side Lender Representatives. The Company acknowledges its understanding that Lenders, including their Public Side Lender Representatives, may be trading in securities of the Company and its Affiliates while in possession of the Loan Documents.
SECTION 9.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any of the parties hereto, each such party acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b) the effects of any Bail-In Action on any such liability, including, if applicable:
    (i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
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[Signature pages follow]

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~~IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.~~

~~SKYWORKS SOLUTIONS, INC.~~

~~By:        ____________________________~~
    ~~Name:~~
    ~~Title:~~

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~~JPMORGAN CHASE BANK, N.A., individually and as the Administrative Agent~~

~~By:        ____________________________~~
    ~~Name:~~
    ~~Title:~~

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~~[...], as a Lender~~

~~By:        ____________________________~~
    ~~Name:~~
    ~~Title:~~

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EXHIBIT B
Exhibit B

Form of Borrowing Request
On File

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EXHIBIT D
Exhibit D

Form of Interest Election Request

On File
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